Exhibit 3.1

================================================================================




                              OWNER TRUST AGREEMENT



                           dated as of August 1, 1998


                                     between



                                IMH ASSETS CORP.
                                   as Company,



                                       and



                            WILMINGTON TRUST COMPANY
                                as Owner Trustee



                             ----------------------


                             Impac CMB Trust 1998-C1
          Commercial Mortgage Loan Certificates of Beneficial Ownership




================================================================================

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

PRELIMINARY STATEMENT

ARTICLE I

DEFINITIONS

         Accrual Period.......................................................2
         Accrued Certificate Interest.........................................2
         Affiliate............................................................2
         Aggregate Certificate Principal Balance..............................2
         Agreement............................................................2
         Available Amount.....................................................2
         Bank     ............................................................2
         Bankruptcy Code......................................................3
         Bond Account.........................................................3
         Bond Register........................................................3
         Bondholder...........................................................3
         Bond     ............................................................3
         Business Day.........................................................3
         Business Trust Statute...............................................3
         Certificate Account..................................................3
         Certificate of Trust.................................................3
         Certificate Register.................................................3
         Certificate Registrar................................................3
         Certificateholder....................................................3
         Certificateholder Funds..............................................3
         Class    ............................................................4
         Class P Certificate..................................................4
         Class R Certificate..................................................4
         Class XS Certificate.................................................4
         Closing Date.........................................................4
         Code     ............................................................4
         Collection Period....................................................4
         Corporate Trust Office...............................................4
         Cut-off Date.........................................................4
         Company  ............................................................4
         Eligible Trustee.....................................................4
         ERISA    ............................................................5
         Extraordinary Expense................................................5
         Governmental Authority...............................................5
         Indenture............................................................5
         Indenture Default....................................................5

         Independent..........................................................5
         IRS      ............................................................5
         Lien     ............................................................5
         1933 Act ............................................................5
         1934 Act ............................................................5
         1940 Act ............................................................5
         Officers' Certificate................................................5
         Operative Agreements.................................................6
         Opinion of Counsel...................................................6
         Owner Trust..........................................................6
         Owner Trust Certificate..............................................6
         Owner Trustee........................................................6
         Owner Trustee Fee....................................................6
         Owner Trustee Report.................................................6
         Percentage Interest..................................................6
         Person   ............................................................6
         Principal Prepayment.................................................6
         QRS      ............................................................6
         Record Date..........................................................6
         REIT     ............................................................6
         REO Account..........................................................7
         Responsible Officer..................................................7
         Servicer Event of Default............................................7
         Servicing Agreement..................................................7
         Transfer ............................................................7
         Trust Estate.........................................................7
         Uniform Commercial Code..............................................7
         Voting Rights........................................................7

ARTICLE II

         AUTHORITY TO EXECUTE AND PERFORM VARIOUS DOCUMENTS;
         DECLARATION OF BUSINESS TRUST BY THE BANK

         SECTION 2.1       DECLARATION OF BUSINESS TRUST BY THE BANK..............................................8
         SECTION 2.2       TRANSFER OF TRUST ESTATE TO THE OWNER TRUSTEE; CONVEYANCE OF THE
                           MORTGAGE LOANS.........................................................................8
         SECTION 2.3       AUTHORITY TO EXECUTE AND PERFORM VARIOUS DOCUMENTS.....................................9
         SECTION 2.4       EXECUTION AND DELIVERY OF OWNER TRUST CERTIFICATES....................................10
         SECTION 2.5       ACTIVITIES OF THE OWNER TRUST.........................................................11

ARTICLE III

         ESTABLISHMENT OF CERTIFICATE ACCOUNT

         SECTION 3.1       ESTABLISHMENT OF CERTIFICATE ACCOUNT; DEPOSITS IN CERTIFICATE
                           ACCOUNT...............................................................................13
         SECTION 3.2       PERMITTED WITHDRAWALS FROM THE CERTIFICATE ACCOUNT....................................13

ARTICLE IV

         RECEIPT, DISTRIBUTION AND APPLICATION
         OF INCOME FROM THE OWNER TRUST ESTATE

         SECTION 4.1       DISTRIBUTION OF PAYMENTS..............................................................15
         SECTION 4.2       PAYMENTS..............................................................................15
         SECTION 4.3       STATEMENTS TO CERTIFICATEHOLDERS......................................................17
         SECTION 4.4       ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION.......................................18
         SECTION 4.5       COMPLIANCE WITH WITHHOLDING REQUIREMENTS..............................................19

ARTICLE V

         DUTIES OF THE OWNER TRUSTEE

         SECTION 5.1       NOTICE OF CERTAIN EVENTS; ACTION BY THE OWNER TRUSTEE.................................21
         SECTION 5.2       DISTRIBUTION OF REPORTS...............................................................21
         SECTION 5.3       ACTION REQUIRED ONLY IF OWNER TRUSTEE IS INDEMNIFIED..................................21
         SECTION 5.4       NO DUTIES EXCEPT AS SPECIFIED IN AGREEMENT OR INSTRUCTIONS............................22
         SECTION 5.5       NOTICE TO THE RATING AGENCIES AND OTHERS..............................................22

ARTICLE VI

         THE OWNER TRUSTEE

         SECTION 6.1       ACCEPTANCE OF OWNER TRUST AND DUTIES..................................................24
         SECTION 6.2       LIMITED REPRESENTATIONS OR WARRANTIES OF THE OWNER TRUSTEE
                            .....................................................................................24
         SECTION 6.3       TRUST ACCOUNTS........................................................................25
         SECTION 6.4       RELIANCE; ADVICE OF COUNSEL...........................................................25
         SECTION 6.5       NOT ACTING IN INDIVIDUAL CAPACITY.....................................................26
         SECTION 6.6       BOOKS AND RECORDS; TAX ELECTION.......................................................26

ARTICLE VII

         COMPENSATION, REIMBURSEMENT AND INDEMNIFICATION
         OF THE OWNER TRUSTEE

         SECTION 7.1       COMPENSATION OF THE OWNER TRUSTEE.....................................................27
         SECTION 7.2       REIMBURSEMENT AND INDEMNIFICATION OF THE OWNER TRUSTEE................................27
         SECTION 7.3       NON-PAYMENT OF FEES AND EXPENSES......................................................28

ARTICLE VIII

         TERMINATION OF OWNER TRUST AGREEMENT

         SECTION 8.1       TERMINATION...........................................................................29
         SECTION 8.2       FURTHER ASSURANCES BY THE OWNER TRUSTEE UPON TERMINATION..............................29
         SECTION 8.3       INSOLVENCY OF A CERTIFICATEHOLDER.....................................................29

ARTICLE IX

         SUCCESSOR OWNER TRUSTEES, CO-OWNER TRUSTEES
         AND SEPARATE OWNER TRUSTEES

         SECTION 9.1       RESIGNATION OF THE OWNER TRUSTEE; APPOINTMENT OF SUCCESSOR
                            .....................................................................................30
         SECTION 9.2       CO-TRUSTEES AND SEPARATE TRUSTEES.....................................................31
         SECTION 9.3       NOTICE................................................................................31

ARTICLE X

         SUPPLEMENTS AND AMENDMENTS

         SECTION 10.1      SUPPLEMENTS AND AMENDMENTS............................................................32
         SECTION 10.2      LIMITATION ON AMENDMENTS..............................................................32
         SECTION 10.3      ADDITIONAL AMENDMENT PROVISIONS.......................................................32

ARTICLE XI

         REPRESENTATIONS, WARRANTIES AND
         COVENANTS OF THE COMPANY

         SECTION 11.1      REPRESENTATIONS AND WARRANTIES OF THE COMPANY.........................................34
         SECTION 11.3      ACCRUED INTEREST, ETC.................................................................35
         SECTION 11.4      ADDITIONAL COVENANTS OF THE COMPANY...................................................35
         SECTION 11.5      LIMITATION ON LIABILITY OF THE COMPANY................................................35

ARTICLE XII

         TRANSFER OF OWNER TRUST CERTIFICATES

         SECTION 12.1      REGISTRATION OF TRANSFER AND EXCHANGE OF OWNER TRUST CERTIFICATES
         SECTION 12.2      MUTILATED, DESTROYED, LOST OR STOLEN OWNER TRUST CERTIFICATES
                            .....................................................................................40
         SECTION 12.3      PERSONS DEEMED OWNERS.................................................................40
         SECTION 12.4      ACCESS TO NAMES AND ADDRESSES.........................................................40

         SECTION 12.5      ACTIONS OF CERTIFICATEHOLDERS.........................................................41
         SECTION 12.6      TRANSFEREE'S AGREEMENT................................................................41

ARTICLE XIII

         MISCELLANEOUS

         SECTION 13.1      NO LEGAL TITLE TO TRUST ESTATE IN CERTIFICATEHOLDERS..................................42
         SECTION 13.2      ACTION BY THE OWNER TRUSTEE IS BINDING................................................42
         SECTION 13.3      LIMITATION ON RIGHTS OF OTHERS........................................................42
         SECTION 13.4      NOTICES...............................................................................42
         SECTION 13.5      SEVERABILITY..........................................................................43
         SECTION 13.6      LIMITATION ON THE COMPANY'S LIABILITY.................................................43
         SECTION 13.7      SEPARATE COUNTERPARTS.................................................................43
         SECTION 13.8      SUCCESSORS AND ASSIGNS................................................................43
         SECTION 13.9      HEADINGS..............................................................................43
         SECTION 13.10     GOVERNING LAW.........................................................................43
         SECTION 13.11     ADMINISTRATION OF OWNER TRUST.........................................................43
         SECTION 13.12     PERFORMANCE BY THE COMPANY OR MANAGER.................................................43
         SECTION 13.13     NO IMPLIED WAIVER.....................................................................43
         SECTION 13.14     THIRD PARTY BENEFICIARY...............................................................44
         SECTION 13.15     REFERENCES............................................................................44


EXHIBITS

Exhibit A-1       Form of Class P Certificate
Exhibit A-2       Form of Class XS Certificate
Exhibit A-3       Form of Class R Certificate
Exhibit B         Form of Owner Trustee Report
Exhibit C-1       Form I of Transferor Certificate for Transfers of
                     Owner Trust Certificates to Qualified Institutional Buyers
Exhibit C-2       Form II of Transferor Certificate for Transfers of
                     Owner Trust Certificates to Eligible Purchasers
Exhibit D-1       Form I of Transferee Certificate for Transfers of
                     Owner Trust Certificates to Qualified Institutional Buyers
Exhibit D-2       Form II of the Transferee Letter for Transfers of
                     Class P and Class XS Certificates to Institutional
                       Accredited Investors
Exhibit D-3       Form of ERISA Certificate for Transferees of Owner Trust Certificates
Exhibit D-4       Form of Tax Certificate for Transferees of Owner Trust Certificates
Exhibit E-1       Form of Certificate Regarding Information Requested by Certificateholder
Exhibit E-2       Form of Certificate Regarding Information Requested by Prospective Purchaser


                  This OWNER TRUST AGREEMENT, dated as of August 1, 1998, is made between IMH Assets Corp. as Company and Wilmington Trust Company a Delaware bank and trust company as Owner Trustee.


                              PRELIMINARY STATEMENT

                  The Company desires to form the trust to be created hereby and designated as the Impac CMB Trust 1998-C1 (the "Owner Trust") for the purpose of
(i) accepting from the Company, and holding for the benefit of the Holders of the Owner Trust Certificates, the Trust Estate (ii) issuing a series of bonds (the "Bonds") in nine Classes with the designations specified in the Indenture and secured by, among other things, a first priority security interest in the Mortgage Loans pursuant to the Indenture, (iii) issuing the Owner Trust Certificates in three Classes designated as the "Class P Certificates," the "Class XS Certificates" and the "Class R Certificates," respectively, and evidencing the entire beneficial ownership interest in the Owner Trust, (iv) consummating certain transactions contemplated by, and performing its obligations under, the Operative Agreements to which it is a party, and (v) engaging in certain activities incidental to the foregoing.

                  Wilmington Trust Company, a Delaware bank and trust company, is willing to act as trustee hereunder (in its individual capacity, the "Bank", and solely in its capacity as trustee hereunder, with its successors in interest in such capacity and its permitted assigns, the "Owner Trustee") and to accept the trusts created hereby.

                  In consideration of the premises and of the mutual agreements herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  All capitalized terms used herein (including the Preliminary Statement) and not otherwise defined, unless the context otherwise requires, shall have the meanings set forth below or, if not set forth below, then in the Servicing Agreement and the Indenture.

                  "Accrual Period" shall mean, with respect to any Payment Date, the period commencing on the first day of the calendar month preceding the month in which such Payment Date occurs and ending on the last day of such calendar month.

                  "Accrued Certificate Interest" shall mean, with respect to the Class P Certificates for any Payment Date, interest accrued during the related Accrual Period (calculated on the basis of a 360-day year consisting of twelve 30-day months) at [6.5]% per annum on the Aggregate Certificate Principal Balance of the Class P Certificates immediately prior to such Payment Date and, with respect to the Class XS Certificates for any Payment Date, the excess, if any, of (a) the aggregate of all payments received on the Mortgage Loans during the related Collection Period that are allocable to interest thereon over (b) the sum of (i) all amounts paid to the Bondholders in respect of interest on the Bonds on such Payment Date, (ii) all Accrued Certificate Interest distributed to the Holders of the Class P Certificates on such Payment Date and (iii) any Extraordinary Expenses incurred during such Collection Period. The Holders of the Class R Certificates shall not be entitled to Accrued Certificate Interest.

                  "Affiliate" shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the meaning of "control".

                  "Aggregate Certificate Principal Balance" shall mean, with respect to the Class P Certificates, as of any date of determination, the excess, if any, of the then aggregate Stated Principal Balance of the Mortgage Loans over the aggregate Bond Principal Balance of the Bonds that are Outstanding on such date of determination.

                  "Agreement" shall mean this Owner Trust Agreement, as the same may be amended or supplemented from time to time.

                  "Available Amount" shall have the meaning assigned to such term in the Indenture.

                  "Bank" shall have the meaning assigned to that term in the Preliminary Statement hereto.

                  "Bankruptcy Code" shall mean the Bankruptcy Code of 1978, Title 11 of the United States Code, as amended from time to time.

                  "Bond Account" shall mean the segregated account established in the name of the Indenture Trustee pursuant to Section 2.09 of the Indenture.

                  "Bond Register" shall mean the register of Bonds maintained pursuant to the Indenture.

                  "Bondholder" shall mean those persons or entities holding the Bonds from time to time as shown on the Bond Register maintained under the Indenture.

                  "Bond" shall have the meaning assigned thereto in the Indenture.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions are authorized or obligated by law or executive order to remain closed in New York, New York, Wilmington, Delaware or in any other city in which is located the Primary Servicing Office of the Master Servicer or the Special Servicer or the Corporate Trust Office of the Owner Trustee or the Indenture Trustee.

                  "Business Trust Statute" shall have the meaning assigned to that term in Section 2.1.

                  "Certificate Account" shall mean the segregated trust account established in the name of the Owner Trustee pursuant to Section 3.1 of this Agreement.

                  "Certificate of Trust" shall have the meaning assigned to that term in Section 2.1.

                  "Certificate Register" and "Certificate Registrar" shall mean the register of Owner Trust Certificates maintained, and the registrar appointed, respectively, pursuant to Section 12.1.

                  "Certificateholder" or "Holder" shall mean, with respect to any Owner Trust Certificate, the Person in whose name such Owner Trust Certificate is registered on the Certificate Register, except that a Person which is not a REIT or a QRS shall not be a holder of an Owner Trust Certificate for any purpose hereof.

                  "Certificateholder Funds" shall mean, with respect to any Payment Date, an amount equal to the sum of (i) all amounts on deposit in the Certificate Account as of the commencement of business on such Payment Date and
(ii) the portion of the Available Amount for such Payment Date remaining after all payments required to be made to the Bondholders on such Payment Date have been made, net of (x) any amounts payable or reimbursable to the Owner Trustee from the Certificate Account pursuant to Section 7.2 hereof and (y) any amounts deposited in the Certificate Account in error.

                  "Class" shall mean all of the Owner Trust Certificates or Bonds, as the case may be, bearing the same alphabetical and, if applicable, numerical designation.

                  "Class P Certificate" shall mean any of the Owner Trust Certificates with a "Class P" designation on the face thereof, executed by the Owner Trustee and authenticated by the Certificate Registrar substantially in the form of Exhibit A-1 attached hereto.

                  "Class R Certificate" shall mean any of the Owner Trust Certificates with a "Class R" designation on the face thereof, executed by the Owner Trustee and authenticated by the Certificate Registrar substantially in the form of Exhibit A-3 attached hereto.

                  "Class XS Certificate" shall mean any of the Owner Trust Certificates with a "Class XS" designation on the face thereof, executed by the Owner Trustee and authenticated by the Certificate Registrar substantially in the form of Exhibit A-2 attached hereto.

                  "Closing Date" shall mean on or about August 21, 1998.

                  "Code" shall mean the Internal Revenue Code of 1986.

                  "Collection Period" shall have the meaning set forth in the Indenture.

                  "Corporate Trust Office" shall mean the principal corporate trust office of the Owner Trustee or the Indenture Trustee, at which, at any particular time, its corporate trust business is administered, which office at the date hereof is located at the address set forth in Section 13.4.

                  "Cut-off Date" shall mean August 1, 1998.

                  "Company" shall mean IMH Assets Corp., a California corporation, or its successor in interest.

                  "Eligible Trustee" shall mean a bank (within the meaning of Section 2(a)(5) of the 1940 Act) that meets the requirements of Section 26(a)(1) of the 1940 Act, that is not an Affiliate of the Company or an Affiliate of any Person involved in the organization or operation of the Company, that is organized and doing business under the laws of any state or the United States of America, that is authorized under such laws to exercise corporate trust powers and to accept the trusts conferred under this Agreement, that has a combined capital and surplus and undivided profits of at least $100,000,000 that is subject to supervision or examination by federal or state authority and that otherwise satisfies the criteria set forth in Section 5.05 of the Indenture with respect to the eligibility of the Indenture Trustee. If such bank publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this definition the combined capital, surplus and undivided profits of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

                  "Extraordinary Expense" shall have the meaning assigned thereto in the Indenture.

                  "Governmental Authority" shall mean any government, or any commission, authority, board, agency, division, subdivision or any court or tribunal of the government, of the United States of America or of any state, territory, city, municipality, county or town thereof or of the District of Columbia, or of any foreign jurisdiction, including the employees or agents thereof.

                  "Indenture" shall mean that certain Indenture, dated as of August 1, 1998, by and between the Issuer and the Indenture Trustee, pursuant to which the Bonds are being issued, as the same may from time to time be supplemented or amended.

                  "Indenture Default" shall have the meaning assigned to the term "Event of Default" in Section 4.01 of the Indenture.

                  "Independent" shall have the meaning assigned thereto in the Servicing Agreement. The Issuer may rely, in the performance of any duty hereunder, upon the statement of any Person contained in any certificate or opinion that such Person is Independent.

                  "IRS" shall mean the Internal Revenue Service.

                  "Lien" shall mean any lien, pledge, mortgage, security interest or other encumbrance on any particular asset or property.

                  "1933 Act" shall mean the Securities Act of 1933, as amended.

                  "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "1940 Act" shall mean the Investment Company Act of 1940, as amended.

                  "Officers' Certificate" shall mean (i) with respect to the Owner Trustee, a certificate signed by a Responsible Officer of the Owner Trustee and (ii) with respect to any other entity, a certificate signed on behalf of the applicable entity by two officers, one of whom shall be the Chairman of the Board, the Vice Chairman of the Board, the President, any Vice President or Managing Director, an Assistant Vice President or any other authorized officer (however designated) and the other of which shall be by the Treasurer, the Secretary, one of the Assistant Treasurers or Assistant Secretaries, or, in either case, another officer customarily performing functions similar to those performed by any of the above designated officers or, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "Operative Agreements" shall mean, collectively, this Agreement, the Owner Trust Certificates, the Indenture, the Servicing Agreement, the Loan Sale Agreement and the Management Agreement.

                  "Opinion of Counsel" shall mean a written opinion of counsel, which may, without limitation, but subject to the requirements of the Indenture, be rendered by employees or other counsel for the Company (unless specifically required to be rendered by an Independent counsel), which in form and substance is reasonably acceptable to the Owner Trustee.

                  "Owner Trust" shall mean the trust established under this Agreement and designated as the "Impac CMB Trust 1998-C1."

                  "Owner Trust Certificate" shall mean any of the Class P, Class XS or Class R Certificates issued hereunder.

                  "Owner Trustee" shall have the meaning assigned to that term in the Preliminary Statement hereto.

                  "Owner Trustee Fee" shall be the fee payable to the Owner Trustee as provided for in the Servicing Agreement.

                  "Owner Trustee Report" shall have the meaning assigned thereto in Section 4.3.

                  "Percentage Interest" shall mean, with respect to any Owner Trust Certificate, the percentage interest in the related Class evidenced by such Owner Trust Certificate as specified on the face thereof.

                  "Person" shall mean any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Principal Prepayment" shall have the meaning assigned thereto in the Indenture.

                  "QIB" shall mean a qualified institutional buyer within the meaning of Rule 144A under the 1933 Act.

                  "QRS" shall mean a qualified REIT subsidiary within the meaning of Section 856(i) of the Code.

                  "Record Date" shall mean, with respect to any Owner Trust Certificate and any Payment Date, the last Business Day of the calendar month preceding the month in which such Payment Date occurs.

                  "REIT" shall mean a real estate investment trust within the meaning of Section 856(a) of the Code.

                  "REO Account" shall have the meaning assigned thereto in the Servicing Agreement.

                  "Responsible Officer" shall mean any officer of the Owner Trustee customarily performing functions with respect to corporate trust matters and having direct responsibility for the administration of the Owner Trust and, with respect to a particular matter, any other officer of the Owner Trustee to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "Servicer Event of Default" shall have the meaning assigned to the term "Servicing Event of Default" in the Servicing Agreement.

                  "Servicing Agreement" shall mean that certain Servicing Agreement, dated as of August 1, 1998, among Midland Loan Services, Inc., the Indenture Trustee and the Owner Trust, as the same may from time to time be supplemented or amended.

                  "Transfer" shall mean any direct or indirect transfer or other form of assignment of any Owner Trust Certificate.

                  "Trust Estate" shall have the meaning assigned thereto in the Indenture.

                  "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in any applicable jurisdiction.

                  "Voting Rights" shall mean that portion of the voting rights of all the Owner Trust Certificates which is allocated to any particular Owner Trust Certificate. At all times during the term of this 98% of the Voting Rights shall be allocated to the Holders of the Class P Certificates, 2% of the Voting Rights shall be allocated to the Holders of the Class XS Certificates, 0% of the Voting Rights shall be allocated to the Holders of the Class R Certificates. Voting Rights allocated to the Holders of any Class of Owner Trust Certificates shall be allocated among such Certificateholders in proportion to the Percentage Interests evidenced by their respective Owner Trust Certificates.

                                   ARTICLE II

               AUTHORITY TO EXECUTE AND PERFORM VARIOUS DOCUMENTS;
                    DECLARATION OF BUSINESS TRUST BY THE BANK

                  SECTION 2.1 DECLARATION OF BUSINESS TRUST BY THE BANK. The Owner Trust shall be known as the "Impac CMB Trust 1998-C1," in which name the Owner Trustee may conduct the affairs of the Owner Trust. Wilmington Trust Company is hereby appointed to hold the Trust Estate as Owner Trustee in trust upon the terms and conditions and for the use and benefit of the Certificateholders as herein set forth.

                  It is the intention of the parties hereto that the trust created by this Agreement constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. This declaration of trust is not intended to create a partnership or a joint-stock association. As soon as practicable after the date hereof, the Owner Trustee shall file the Certificate of Trust required by
Section 3910(a) of the Business Trust Statute, in the office of the Secretary of State of the State of Delaware (the "Certificate of Trust"). Effective as of the date hereof, the Owner Trustee shall have all the rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Owner Trust. For purposes of this declaration of trust, "Business Trust Statute" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. ss. 3801 ET SEQ., as the same may be amended from time to time.

                  SECTION 2.2 TRANSFER OF TRUST ESTATE TO THE OWNER TRUSTEE; CONVEYANCE OF THE MORTGAGE LOANS.

                  (a) The Company hereby grants, assigns and transfers to, and deposits with, the Bank, as Owner Trustee for the benefit of the Certificateholders, (i) as of the Cut-off Date, all of the Company's right, title and interest in and to the Trust Estate, including (x) the Mortgage Loans,
(y) the Loan Sale Agreement and (z) all other assets included or to be included in the Trust Estate. In addition, such assignment includes all interest and principal received or receivable on or with respect to the Mortgage Loans (other than payments of interest and principal due and payable on the Mortgage Loans on or before the Cut-off Date and any Principal Prepayments received on or prior to the Cut-off Date).

                  The Bank hereby declares that it shall hold the Trust Estate as Owner Trustee upon the trusts set forth herein and for the use and benefit of the Certificateholders, subject, however, to the Lien on the Trust Estate granted to the Indenture Trustee for the use and benefit of the Bondholders as provided in the Indenture. Notwithstanding the foregoing, the Company and the Bank hereby acknowledge and agree that neither the Bank nor the Company shall have any obligations hereunder with respect to the Trust Estate prior to the Closing Date.

                  (b) The conveyance of the Mortgage Loans and all other assets constituting the Trust Estate by the Company as contemplated hereby is absolute and is intended by the parties to constitute and shall constitute a sale of the Mortgage Loans and all other assets constituting the

Trust Estate by the Company to the Owner Trust. It is, further, not intended that such conveyance be deemed a pledge of security for a loan. If such conveyance is deemed to be a pledge of security for a loan, however, the Company intends that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Agreement. The Company also intends and agrees that, in such event, (i) this Agreement shall constitute a security agreement under applicable law, (ii) the Company shall be deemed to have granted to the Owner Trust a first priority security interest in the Company's entire right, title and interest in and to the assets constituting the Trust Estate, including, without limitation, the Mortgage Loans (excluding all principal and interest received or receivable with respect to the Mortgage Loans and any Principal Prepayments received on or prior to the Cut-off Date), all amounts held from time to time in the Bond Account, the Certificate Account, the Collection Account and, if established, the REO Account and all reinvestment earnings on such amounts, and all of the Company's right, title and interest in and to the proceeds of any title, hazard or other insurance policies related to the Mortgage Loans, (iii) the possession by the Owner Trustee on behalf of the Owner Trust (or any subsequent assignee, including, without limitation, the Indenture Trustee) of the Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or person designated by such secured party for the purpose of perfecting such security interest under applicable law and (iv) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Owner Trustee on behalf of the Owner Trust (or any subsequent assignee, including, without limitation, the Indenture Trustee) for the purpose of perfecting such security interest under applicable law. The Company shall file or cause to be filed, as a precautionary filing, a Form UCC-1 in all appropriate locations in the States of Delaware, Illinois and New York promptly following the initial issuance of the Owner Trust Certificates, and the Owner Trustee shall prepare, execute and file at each such location continuation statements with respect thereto, in each case within six months prior to the fifth anniversary of the immediately preceding filing. The Company shall cooperate in a reasonable manner with the Owner Trustee in preparing and filing such continuation statements. This Section 2.2(b) shall constitute notice to the Owner Trustee pursuant to any of the requirements of the Uniform Commercial Code in effect in Delaware, Illinois and New York.

                  (c) Except as expressly provided in Section 8.1, neither the Company nor any Certificateholder shall be able to revoke the trust established hereunder. Except as expressly provided in the Servicing Agreement, the Impac Loan Sale Agreement, the IMH Loan Sale Agreement and in Sections 4.2 and 8.1 hereof, the Owner Trustee shall not assign, sell, dispose of, substitute for or transfer any interest in, nor may the Company or any Certificateholder withdraw from the Owner Trust, any Mortgage Loan or other asset constituting the Trust Estate. Except as contemplated by the Indenture, the Owner Trustee shall not permit the Mortgage Loans or any other asset constituting the Owner Trust Estate to be subjected to any lien, claim or encumbrance arising by, through or under the Owner Trustee or any person claiming by, through or under the Owner Trustee.

                  SECTION 2.3 AUTHORITY TO EXECUTE AND PERFORM VARIOUS DOCUMENTS. The Company hereby authorizes and directs the Owner Trustee (i) to execute and deliver, as trustee for and on behalf of the Certificateholders, the Operative Agreements to which the Owner Trust is a party and all other agreements, documents, instruments and certificates contemplated to be executed and delivered by the Owner Trust pursuant to the Operative Agreements and, pursuant to the terms of the Indenture, to execute and deliver the Bonds to the Indenture Trustee and to instruct the Indenture Trustee to authenticate and deliver the Bonds to and upon the order of the Company (each such Operative Agreement and the Bonds to be in the form approved by the Company); (ii) to execute and deliver the Owner Trust Certificates to and upon the order of the Company; (iii) as and to the extent provided in the Indenture, to pledge the Trust Estate as security for the repayment of the Bonds and, in connection therewith, to cause to be delivered to the Indenture Trustee, pursuant to the Loan Sale Agreement, each of the documents and instruments contemplated by the Granting Clause of the Indenture; (iv) to take whatever action shall be required to be taken by the Owner Trustee by the terms of, and exercise its rights and perform its duties under, each of the documents, agreements, instruments and certificates referred to in clauses (i) through (iii) above as set forth in such documents, agreements, instruments and certificates; and (v) subject to the terms of this Agreement, to take such other action in connection with the foregoing as the Certificateholders may from time to time direct.

                  SECTION 2.4   EXECUTION AND DELIVERY OF OWNER TRUST
                                CERTIFICATES.

                  (a) The Owner Trustee shall, on the date hereof, execute and cause to be authenticated and delivered to and upon the order of the Company, the Owner Trust Certificates in authorized denominations evidencing the entire beneficial ownership of the Owner Trust. The rights of the Holders of the respective Classes of Owner Trust Certificates to receive distributions from the proceeds of the Trust Estate in respect of their Owner Trust Certificates, and all ownership interests of such Holders in such distributions, shall be as set forth in this Agreement.

                  (b) The Class P, Class XS and Class R Certificates shall be substantially in the forms attached hereto as EXHIBIT A-1, EXHIBIT A-2, and EXHIBIT A-3, respectively, provided that any of the Owner Trust Certificates may be issued with appropriate insertions, omissions, substitutions and variations and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Agreement, as may be required to comply with any law or with rules or regulations pursuant thereto, or with the rules of any securities market in which the Owner Trust Certificates are admitted to trading, or to conform to general usage. The Owner Trust Certificates of each Class shall be issuable in registered and certificated form only, representing not less than a 25% Percentage Interest in such Class.

                  (c) Each Owner Trust Certificate may be printed or in typewritten or similar form, and each Owner Trust Certificate shall, upon original issue, be executed by the Owner Trustee and authenticated by the Certificate Registrar and delivered to or upon the order of the Company. All Owner Trust Certificates shall be executed by manual or facsimile signature on behalf of the Owner Trust by an authorized officer of the Owner Trustee, not individually, but solely as Owner Trustee hereunder. Owner Trust Certificates bearing the signatures of individuals who were at any time the proper officers of the Owner Trustee shall bind the Owner Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Owner Trust Certificates or did not hold such offices at the date of such Owner Trust Certificates. No Owner Trust Certificates shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Owner Trust Certificate a certificate of authentication in the forms set forth on the signature pages of the respective forms of Owner Trust Certificates attached as EXHIBITS A-1, A-2 and A-3, executed by the Certificate Registrar by manual signature, and such certificate of authentication upon any Owner Trust Certificate shall be conclusive evidence, and the only evidence, that such Owner Trust Certificate has been duly authenticated and delivered hereunder. All Owner Trust Certificates shall be dated the date of their authentication.

                  SECTION 2.5 ACTIVITIES OF THE OWNER TRUST. It is the intention of the parties hereto that the Owner Trust shall not engage in any business or activities other than in connection with, or relating to, the purposes specified in Section 2.3. The operations of the Owner Trust shall be conducted in accordance with the following standards (and the Owner Trustee and the Company hereby agree to use their best efforts to cause the operations of the Owner Trust to be conducted in accordance herewith):

                         (i) The Owner Trust shall observe all procedures required by this Agreement and shall observe all trust formalities.

                        (ii) Except as otherwise provided in the Servicing Agreement, the Management Agreement and the Indenture and in Sections
         5.1 and 5.4 hereof, the business and affairs of the Owner Trust shall be managed by or under the direction of the Owner Trustee. Except as otherwise expressly provided in this Agreement, the Company shall have no authority to act for, or to assume any obligation or responsibility on behalf of, the Owner Trust.

                       (iii) The Owner Trust shall keep correct and complete books and records of accounts and minutes of the meetings and other proceedings of its trustees, separate from those of the Company or any subsidiary, affiliate or separate account of the Company. Any such resolutions, agreements and other instruments shall be continuously maintained as official records by the Owner Trust.

                        (iv) Each of the Company and the Owner Trust shall provide for its own operating expenses and liabilities from its own funds. General overhead and administrative expenses of the Owner Trust shall not be charged or otherwise allocated to the Company (except indirectly, insofar as the Company owns the Owner Trust Certificates) and such expenses of the Company shall not be charged or otherwise allocated to the Owner Trust.

                         (v) The Owner Trust shall hold itself out as a separate entity, shall conduct its business under names or tradenames so as not to mislead others as to the identity of the Owner Trust and shall correct any known misunderstanding regarding its separate identity. Without limiting the generality of the foregoing, all oral and written communications, including letters, invoices, contracts, statements, and applications shall be made solely in the name of the Owner Trust if related to the Owner Trust. The Company and the Owner Trust each shall utilize separate stationery and other business forms.

                        (vi) There shall be no guarantees made by the Owner Trust with respect to obligations of the Company or any other entity. There shall not be any indebtedness relating to borrowings or loans between the Owner Trust and the Company.

                       (vii) The Owner Trust shall act solely in its name in the conduct of its business and through its duly authorized officers or agents or through the Owner Trustee. The Owner Trust shall not (a) operate or purport to operate as an integrated, single economic unit with respect to the Company or any other affiliated or unaffiliated entity, (b) seek or obtain credit or incur any obligation to any third party based upon the assets of the Company or (c) induce any such third party to reasonably rely on the creditworthiness of the Company or any other affiliated or unaffiliated entity.

                      (viii) The Owner Trust shall cause its principal place of business to be maintained in the State of Delaware.

                        (ix) The Owner Trust and the Company shall keep separate their respective funds and other assets and shall not commingle such funds and other assets with those of any other Affiliates thereof.

                         (x) If and to the extent applicable, the Owner Trustee Reports shall be those of the Owner Trust, and the Owner Trust shall cause the preparation of financial statements that are separate from those of the Company and any other Affiliates (although it may be presented as part of the consolidated financial statements of an Affiliate).

                        (xi) The Owner Trust shall not engage in any transaction with an Affiliate on any terms other than would be obtained in an arm's-length transaction with a non-Affiliate.

                       (xii) The Owner Trust shall neither act nor fail to act in a manner that would cause it to lose its status as a QRS.

                      (xiii) The Owner Trust shall not incur debt (other than the issuance of the Bonds).

                       (xiv) The Owner Trust shall not dissolve, liquidate, consolidate, merge or sell assets (other than as specifically permitted hereunder) or amend this Agreement except in accordance with Article X herein.

                        (xv) The Owner Trust shall not voluntarily file a petition for bankruptcy, reorganization, assignment for the benefit of creditors or similar proceeding without the consent of the Owner Trustee

                                   ARTICLE III

                      ESTABLISHMENT OF CERTIFICATE ACCOUNT

                  SECTION 3.1 ESTABLISHMENT OF CERTIFICATE ACCOUNT; DEPOSITS IN CERTIFICATE ACCOUNT.

                  The Owner Trustee, for the benefit of the Certificateholders, shall establish and maintain one or more non-interest bearing trust accounts (collectively, the "Certificate Account"), entitled "Wilmington Trust Company, in trust for the registered holders of the Impac CMB Trust 1998-C1 Commercial Mortgage Loan Certificates of Beneficial Ownership" and held in trust by the Owner Trustee for the benefit of the Certificateholders. The Owner Trustee shall cause the following payments and collections to be deposited directly into the Certificate Account: (1) all payments received by the Owner Trust as issuer of the Bonds from the Indenture Trustee from time to time pursuant to Section 2.10 of the Indenture and (2) any other amounts specifically required to be deposited in the Certificate Account by this Agreement. The foregoing requirements for deposit in the Certificate Account shall be exclusive; provided, however, that any amounts received by the Owner Trustee in error shall be immediately deposited into the Collection Account (as defined in the Servicing Agreement).

                  SECTION 3.2   PERMITTED WITHDRAWALS FROM THE CERTIFICATE
                                ACCOUNT.

                  The Owner Trustee may from time to time withdraw funds from the Certificate Account for the following purposes:

                    (i) to make distributions on the Owner Trust Certificates in the amounts and in the manner provided for in
                          Section 4.2 hereof;

                   (ii) to pay itself any unpaid Owner Trustee Fees, but only to the extent of amounts in the Certificate Account representing amounts received in respect of the Mortgage Loans;

                  (iii) to reimburse or indemnify the Owner Trustee for expenses and other liabilities incurred by and reimbursable to the Owner Trustee pursuant to Section
                          7.2 hereof and not previously reimbursed, except as otherwise provided in such section;

                   (iv) to remit to the Collection Account (as defined in the Servicing Agreement) any amounts deposited into the Certificate Account in error; and

                    (v) to clear and terminate the Certificate Account upon the termination of this Agreement.

                  On each Payment Date, the Owner Trustee shall withdraw all funds from the Certificate Account and shall use such funds withdrawn from the Certificate Account only for the purposes described in this Section 3.2 and
Section 4.2 hereof.

                                   ARTICLE IV

                      RECEIPT, DISTRIBUTION AND APPLICATION
                      OF INCOME FROM THE OWNER TRUST ESTATE

                  SECTION 4.1   DISTRIBUTION OF PAYMENTS.

                  (a) In the event that, following the commencement of the initial Collection Period and prior to the Lien on the Trust Estate under the Indenture having been discharged and released, any payments on account of the Mortgage Loans are received directly (rather than through the Indenture Trustee) by the Owner Trustee, the Company or a Certificateholder, the Person so receiving such payment shall, promptly upon receipt, deliver such payment over to the Indenture Trustee without deduction, set-off or adjustment of any kind, provided, however, that any payments received by the Owner Trustee with respect to the Owner Trustee Fees, or pursuant to Article VII hereof, shall not be paid over to the Indenture Trustee but may be retained by the Owner Trustee and applied toward the purpose for which such payments were made.

                  (b) Pursuant to the terms of the Indenture, after payment by the Indenture Trustee of all required payments on the Bonds on each Payment Date, the balance of the Available Amount on deposit in the Bond Account shall be remitted by the Indenture Trustee to the Owner Trustee for application as provided in Section 3.2 (including distributions to the Certificateholders in accordance with Section 4.2 hereof). The Owner Trustee shall distribute such balance on each Payment Date in a manner consistent with Sections 3.2 and 4.2 (as if such balance were on deposit in the Certificate Account), and in connection therewith, such balance shall be deemed to have been deposited in the Certificate Account and subsequently withdrawn to make such distributions.

                  SECTION 4.2   PAYMENTS.

                  (a) On each Payment Date (or, if the payments from the Indenture Trustee on such Payment Date contemplated by Section 4.1(b) shall have been received after 2:00 p.m., New York City time, on such Payment Date, as soon as practically possible, but in no event more than one Business Day, following receipt), the Owner Trustee shall withdraw from the Certificate Account all related Certificateholder Funds then on deposit therein, and the Owner Trustee shall pay such Certificateholder Funds to the Holders of the respective Classes of Owner Trust Certificates for the following purposes and in the following order, in each case to the extent of remaining available funds:

                  (i) to the Holders of the Class P Certificates and the Holders of the Class XS Certificates in respect of interest, PRO RATA based on entitlement, up to an amount equal to all Accrued Certificate Interest in respect of each such Class of Owner Trust Certificates for such Payment Date and, to the extent not previously paid, for all prior Payment Dates; and

                  (ii) to the Holders of the Class P Certificates in respect of principal, up to an amount equal to the Aggregate Certificate Principal Amount of the Class P Certificates immediately prior to such Payment Date; and

                  (iii) to the Holders of the Class R Certificates, an amount equal to the remaining portion, if any, of the Certificateholder Funds for such Payment Date.

                  Payments made after the Payment Date on which they were scheduled to be made as permitted by the parenthetical in the first sentence of this Section 4.2(a) shall be deemed to have been made on such Payment Date.

                  (b) All payments made with respect to any Class of Owner Trust Certificates on any Payment Date shall be allocated PRO RATA among the Owner Trust Certificates of such Class based upon their respective Percentage Interests. Payments to the Certificateholders on each Payment Date shall be made to the Certificateholders of record on the related Record Date. Payments to any Certificateholder on any Payment Date shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Owner Trustee in writing at least five Business Days prior to the related Record Date and if such Certificateholder is the registered owner of Owner Trust Certificates representing at least a 331/3% Percentage Interest in any Class thereof, or otherwise by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. Final payment on each Owner Trust Certificate shall be made in like manner, but only upon presentment and surrender of such Owner Trust Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

                  (c) Whenever the Owner Trustee expects that the final payment with respect to the Owner Trust Certificates of any Class will be made on the next Payment Date, or upon termination of the Owner Trust in accordance with
Section 8.01, the Owner Trustee shall mail to each Holder on such date of the Owner Trust Certificates of such Class a notice to the effect that:

                (i) the Owner Trustee expects that the final payment with respect to the Owner Trust Certificates of such Class will be made on such Payment Date but only upon presentation and surrender of the Owner Trust Certificates of such Class at the office of the Owner Trustee therein specified, and

               (ii) no interest shall accrue on the Owner Trust Certificates of such Class from and after such Payment Date.

Upon presentation and surrender of the Owner Trust Certificates of any Class by the related Certificateholders on the Final Payment Date in respect of such Owner Trust Certificates, the Owner Trustee shall distribute to the Certificateholders the amounts otherwise distributable on such Payment Date pursuant to Section 4.2(a). Any funds not distributed on such Payment Date because of the failure of any Certificateholders to tender their Owner Trust Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders. If any Owner Trust Certificate, as to which notice has been given pursuant to this
Section 4.2(c) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Owner Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Owner Trust Certificates for cancellation in order to receive, from such funds held, the final payment with respect thereto. If within one year after the second notice any Owner Trust Certificate shall not have been surrendered for cancellation, the Owner Trustee shall take reasonable steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Owner Trust Certificates shall not have been surrendered for cancellation, the Owner Trustee shall pay all amounts distributable to the Holders thereof to the Holders of the Class R Certificates. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Owner Trust Certificates for final payment thereof in accordance with this Section 4.2(c).

                  SECTION 4.3   STATEMENTS TO CERTIFICATEHOLDERS.

                  On each Payment Date, or promptly thereafter, the Owner Trustee shall forward by mail, a statement (the "Owner Trustee Report") to each Certificateholder, the Company, the Indenture Trustee and to the Rating Agencies stating:

                (i)        the Certificateholder Funds for such Payment Date;

               (ii) the aggregate amounts of interest and principal paid to the Holders of the Class P Certificates and of interest to the Holders of the Class XS Certificates on such Payment Date;

              (iii) the aggregate amount of any distributions to the Holders of the Class R Certificates on such Payment Date;

               (iv) the Aggregate Certificate Principal Balance of the Class P Certificates after giving effect to payments of principal and other increases and reductions in respect of the Aggregate Certificate Principal Balance of such Owner Trust Certificates on such Payment Date; and

                (v) the amount of the Owner Trustee Fees received by the Owner Trustee since the preceding Payment Date and any unpaid Owner Trustee Fees then due and owing to the Owner Trustee.

                  In addition, the Owner Trustee shall promptly (and, in any event, within five Business Days of receipt) furnish to Certificateholders and the Company copies of any notices, statements, reports or other communications received by the Owner Trustee on behalf of the Owner Trust as issuer of the Bonds or as owner of the Mortgage Loans, including any such notices, statements, reports or other communications relating to the Bonds or the Indenture or to the Mortgage Loans or the other assets of the Trust Estate.

                  On or before March 31st of each calendar year, beginning with calendar year 1999, the Owner Trustee shall prepare, or cause to be prepared and shall deliver, or cause to be delivered, by first class mail to each Person who at any time during the previous calendar year was a Certificateholder of record a statement containing the information required to be contained in the Owner Trustee Report pursuant to clauses (ii) and (iii) above, as applicable, aggregated for such calendar year or the applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Owner Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Owner Trustee pursuant to any requirements of the Code and regulations thereunder as from time to time are in force.

                  SECTION 4.4   ACCESS TO CERTAIN DOCUMENTATION AND
                                INFORMATION.

                  (a) The Owner Trustee shall afford to the Company, the Manager, the Indenture Trustee the Master Servicer, the Special Servicer and any Certificateholder, and to the OTS, the FDIC and any other banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to all reports, documents and records maintained by the Owner Trustee in respect of its duties hereunder and all documentation regarding the Mortgage Loans within its control that may be required to be provided by this Agreement or by applicable law. Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices designated by the Owner Trustee.

                  (b) The Owner Trustee shall maintain at its office primarily responsible for administration of the Owner Trust and shall deliver to the Company, the Rating Agencies and, subject to the succeeding paragraph, any Certificateholder or Person identified to the Owner Trustee as a prospective transferee of an Owner Trust Certificate or an interest therein (at the reasonable request and, except for the Rating Agencies, expense of the requesting party), copies of the following items (to the extent that such items have been delivered to the Owner Trustee or the Owner Trustee can cause such items to be delivered to it without unreasonable burden or expense): (i) any private placement memorandum or other disclosure document relating to the Owner Trust Certificates of the related Class, in the form most recently provided to the Owner Trustee by the Company or by any Person designated by the Company;
(ii) this Agreement, the Indenture, the Servicing Agreement, the Management Agreement, the Loan Sale Agreement and any amendments hereto or thereto; (iii) all reports prepared by, and all reports delivered to, the Owner Trustee, the Indenture Trustee, the Master Servicer or the Special Servicer since the Closing Date; (iv) all Officer's Certificates delivered by the Master Servicer and the Special Servicer since the Closing Date pursuant to Section 3.13 of the Servicing Agreement and all Officer's Certificates delivered by the Owner Trustee since the Closing Date pursuant to Section 9.07 of the Indenture; (v) all accountants' reports caused to be delivered by the Master Servicer and the Special Servicer since the Closing Date pursuant to Section 3.14 of the Servicing Agreement; (vi) the most recent inspection report prepared by the Special Servicer in respect of each Mortgaged Property pursuant to Section 3.12(a) of the Servicing Agreement; (vii) the most recent available operating statement of each Mortgaged Property and financial statements of the related Borrower collected by the Master Servicer or the Special Servicer pursuant to Section 3.12(b) of the Servicing Agreement, together with the accompanying written reports to be prepared by the Master Servicer or the Special Servicer, as the case may be, pursuant to Section 3.12 of the Servicing Agreement; (viii) any and all notices and reports with respect to any Collateral as to which the environmental testing contemplated by Section 3.09(b) of the Servicing Agreement revealed that any of the conditions set forth in clauses (A)(i) and (A)(ii) of the first sentence thereof was not satisfied;
(ix) all Determination Date Reports, Portfolio Performance Reports and Special Servicer Reports since the Closing Date prepared pursuant to Section 4.01 of the Servicing Agreement, and all Trustee Reports since the Closing Date prepared pursuant to Section 6.01 of the Indenture; (x) copies of each of the Bonds; (xi) copies of each of the Mortgage Loan Files, including any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into or consented to by the Master Servicer or the Special Servicer and delivered to the Owner Trustee pursuant to Section 3.20 of the Servicing Agreement or otherwise; and
(xii) any and all Officer's Certificates and other evidence to support the Master Servicer or Special Servicer's, as the case may be, determination that any Advance was or, if made, would be a Nonrecoverable Advance. The Owner Trustee shall make available copies of any and all of the foregoing items upon request of any party set forth in the previous sentence. However, the Owner Trustee shall be permitted to require of such party (other than the Rating Agencies) the payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies as are requested by such party.

                  The Owner Trustee shall make available, upon reasonable advance notice and at the expense of the requesting party, copies of the above items to any Holder of Owner Trust Certificates and to prospective purchasers of Owner Trust Certificates; provided, that, as a condition to making such items available, the Owner Trustee shall require (a) in the case of Certificateholders, a confirmation executed by the requesting Person substantially in the form of Exhibit E-1 hereto generally to the effect that such Person is a beneficial holder of Owner Trust Certificates, is requesting the information solely for use in evaluating such Person's investment in the Owner Trust Certificates and shall otherwise keep such information confidential and (b) in the case of a prospective purchaser, confirmation executed by the requesting Person and such Person's prospective transferor substantially in the form of Exhibit E-2 hereto generally to the effect that such Person is a prospective purchaser of an Owner Trust Certificate or an interest therein, is requesting the information solely for use in evaluating a possible investment in Owner Trust Certificates and shall otherwise keep such information confidential.


                  SECTION 4.5 COMPLIANCE WITH WITHHOLDING REQUIREMENTS. In the event that the Owner Trustee is required (whether on liquidation of the Owner Trust or otherwise) to make payments to the Company or the Certificateholders, notwithstanding any other provisions of this Agreement, the Owner Trustee shall comply with all federal withholding requirements with respect to payments to the Company or the Certificateholders that the Owner Trustee reasonably believes are applicable under the Code. The consent of the Company or the Certificateholders, as the case may be, shall not be required for any such withholding. The parties hereto understand and agree that the Owner Trustee shall not be required to gross up any such payments for the amount of such withholding (or any other amounts).

                                    ARTICLE V

                           DUTIES OF THE OWNER TRUSTEE

                  SECTION 5.1 NOTICE OF CERTAIN EVENTS; ACTION BY THE OWNER TRUSTEE.

                  (a) Whenever the Owner Trustee, on behalf of the Owner Trust as issuer of the Bonds or as owner of the Mortgage Loans, is requested or, as to any particular matter, notified of its authority, by any Person, to take any action or to give any consent, approval or waiver that it is entitled to take or give on behalf of the Owner Trust in such capacity, the Owner Trustee shall promptly notify all of the Certificateholders of such request or notice in such detail as is available to it.

                  (b) Subject to the Owner Trustee's rights in this Agreement to be indemnified as provided herein, the Owner Trustee shall take or refrain from taking such action as Certificateholders entitled to a majority of the Voting Rights shall so direct. The Owner Trustee may, from time to time, request instructions from the Certificateholders, and shall request instructions from the Certificateholders, if the Owner Trustee receives notice that a default shall have occurred and is continuing under the Servicing Agreement, the Management Agreement or the Indenture.

                  (c) Notwithstanding any direction of the Certificateholders to the contrary or any provision hereof to the contrary, the Owner Trustee shall not, without the written consent of the Indenture Trustee, execute any direction of the Certificateholders that might result in the Owner Trust being terminated prior to the satisfaction and discharge of the Lien of the Indenture on the Trust Estate or prior to the payment in full of the principal of and accrued interest on the Bonds.

                  SECTION 5.2 DISTRIBUTION OF REPORTS. The Owner Trustee shall promptly (but not later than five Business Days following receipt thereof) distribute to the Company and the Certificateholders such reports, notices, statements and written materials which it actually receives as Owner Trustee or otherwise on behalf of the Owner Trust hereunder or under any of the other Operative Agreements.

                  SECTION 5.3 ACTION REQUIRED ONLY IF OWNER TRUSTEE IS INDEMNIFIED. The Owner Trustee shall not be required to take any action under
Section 5.1(b) if the Owner Trustee shall reasonably determine, or shall have been advised in writing by counsel, that such action is likely to result in personal liability for which the Owner Trustee has not been and will not be adequately indemnified or is contrary to the terms hereof or is otherwise contrary to law, provided, however, that nothing contained herein shall relieve the Owner Trustee of the obligation, upon the occurrence of an Indenture Default or a Servicer Event of Default which has not been cured, to exercise such of the rights and powers vested in it by this Agreement and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  SECTION 5.4 NO DUTIES EXCEPT AS SPECIFIED IN AGREEMENT OR INSTRUCTIONS.

                  (a) The Owner Trustee shall not have any duty or obligation to manage, control, use, make any payment in respect of, register, record, insure, inspect, sell, dispose of or otherwise deal with the Mortgage Loans or any other part of the Trust Estate, or to otherwise take or refrain from taking any action under or in connection with any Operative Agreement to which it or the Owner Trust is a party, except as expressly provided by the terms of this Agreement or any such other Operative Agreement or in written instructions from the Certificateholders received pursuant to Section 5.1(b), and no implied duties or obligations shall be read into this Agreement against the Owner Trustee, other than the obligation of the Owner Trustee to exercise such of the rights and powers vested in it by this Agreement in good faith and in a manner which is not grossly negligent and which does not constitute willful misconduct. The Bank (and any successor trustee or co-trustee) in its individual capacity nevertheless agrees that it shall, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on the Trust Estate arising by, through or under the Owner Trustee (or such successor trustee or co-trustee, as the case may be) either (i) when acting in its individual capacity or (ii) when acting improperly in its capacity as Owner Trustee.

                  (b) Without limiting the generality of the foregoing subsection (a), except as otherwise explicitly provided in this Agreement or in any other Operative Agreement to which they or the Owner Trust is a party, neither the Owner Trustee nor the Bank shall have any duty to (i) file or record any Operative Agreement or any other document, or to maintain or continue any such filing or recording or to refile or rerecord any such document, (ii) pay or discharge any tax or any Lien owing with respect to or assessed or levied against any part of the Trust Estate, other than to forward notice of such tax or Lien received by the Owner Trustee to the Certificateholders and the Indenture Trustee, (iii) confirm, verify, investigate or inquire into the failure of any party to receive any reports or financial statements in connection with the Mortgage Loans, (iv) ascertain or inquire as to the performance or observance of any person or entity under or of any of the Operative Agreements, or (v) manage, control, sell, dispose of or otherwise deal with the Mortgage Loans or any part hereof or any other part of the Owner Trust Estate.

                  SECTION 5.5  NOTICE TO THE RATING AGENCIES AND OTHERS.

                  (a) The Owner Trustee shall promptly provide notice to the Rating Agencies with respect to each of the following of which a Responsible Officer of the Owner Trustee has actual knowledge:

                         (i) any material change or amendment to this Agreement;

                        (ii) the occurrence of (A) any default hereunder or under the Management Agreement that has not been cured after notice and prior to the expiration of any cure period, to the extent applicable, which materially adversely affects the interests of any Certificateholder or Bondholder or (B) an Indenture Default or a Servicer Event of Default; and

                       (iii) the final distribution to the Certificateholders hereunder.

                  (b) Any Officer's Certificate, Opinion of Counsel, report, notice, request or other communication received or prepared by the Owner Trustee, or caused to be so prepared for dissemination as provided for herein, shall also be concurrently forwarded to the Company and the Manager to the extent not otherwise required to be so forwarded.

                                   ARTICLE VI

                                THE OWNER TRUSTEE

                  SECTION 6.1 ACCEPTANCE OF OWNER TRUST AND DUTIES. The Bank accepts the trust hereby created and agrees to perform the same, but only upon the terms of this Agreement in accordance with the standard of care set forth in
Section 5.4(a). The Bank agrees to receive, manage and disburse all moneys constituting part of the Trust Estate actually received by it as Owner Trustee in accordance with the terms of this Agreement. Neither the Bank nor the Owner Trustee shall be answerable or accountable under any circumstances, except for
(i) its own willful misconduct, bad faith or gross negligence, (ii) the inaccuracy of any of its representations or warranties contained in Section 6.2 of this Agreement, (iii) its failure to perform obligations expressly undertaken by it in this Agreement in accordance with the standard of care set forth in
Section 5.4(a), (iv) taxes based on or measured by any fees, commissions or compensation received by it for acting as Owner Trustee in connection with any of the transactions contemplated by this Agreement or any other Operative Agreements, (v) its failure to use due care to receive, manage and disburse moneys actually received by it in accordance with the terms hereof, and (vi) any other claims, amounts or taxes otherwise excluded from the indemnity obligations pursuant to Article VII.

                  SECTION 6.2 LIMITED REPRESENTATIONS OR WARRANTIES OF THE OWNER TRUSTEE.

                  Neither the Bank nor the Owner Trustee makes (i) any representation or warranty, either express or implied, as to the title to or value of the Mortgage Loans, and (ii) any representation or warranty as to the validity or enforceability of any Operative Agreement except as set forth below or as to the correctness of any statement made by a person or entity other than the Bank or the Owner Trustee contained in any Operative Agreement. The Bank represents, warrants and covenants to and for the benefit of the Company, the Manager, the Owner Trust, the Indenture Trustee, and the holders of the Bonds and the Owner Trust Certificates that:

                  (a) The Bank is a banking corporation, duly organized and validly existing as a bank and trust company in good standing under the laws of the State of Delaware;

                  (b) The execution and delivery by the Bank, and the performance and compliance by the Bank with the terms of, this Agreement and any and all documents to be executed or delivered by the Bank in its individual capacity in connection with this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement, and such other documents executed in connection herewith to which the Bank is a party, will not violate any provisions of the Bank's charter or bylaws, and no consent, approval, authorization or order of or filing with or notice to any court or governmental agency or body is required for the execution, delivery or performance by the Bank hereof or thereof;

                  (c) The Bank, in its individual capacity, has full power and authority and has taken all action necessary to execute and deliver this Agreement and any and all documents to be executed or delivered by it in its individual capacity in connection with this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement and such other documents executed in connection herewith to which it or the Owner Trust is a party, and this Agreement and such other documents executed in connection herewith to which it or the Owner Trust is a party are the legal, valid and binding obligations of the Bank in its individual capacity or the Owner Trust, as applicable, enforceable against the Bank or the Owner Trust, as applicable in accordance with their respective terms, except as such terms may be limited by insolvency, receivership, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity;

                  (d) The consummation of the transactions hereby contemplated do not conflict with, violate or contravene any law, rule, regulation or judicial, governmental or administrative order applicable to the Bank or the Owner Trustee or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any agreement or instrument to which the Bank is a party or by which it is bound, or any order or decree applicable to the Bank, or result in the creation or imposition of any Lien on any of the Bank's assets or property, which would materially and adversely affect the ability of the Bank or Owner Trustee to carry out the transactions contemplated by this Agreement; and

                  (e) There is no action, suit or proceeding pending against the Bank, in its individual capacity or as Owner Trustee, in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the ability of the Bank, in its individual capacity or as Owner Trustee, to carry out the transactions contemplated by this Agreement.

                  SECTION 6.3 TRUST ACCOUNTS. Moneys received by the Owner Trustee hereunder shall be segregated in a trust account maintained with a federal or state chartered Company institution or trust company having corporate trust powers acting in its fiduciary capacity.

                  SECTION 6.4 RELIANCE; ADVICE OF COUNSEL. Neither the Bank nor the Owner Trustee shall incur any liability to any person or entity in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it in good faith to be signed by the proper party or parties. The Owner Trustee may accept and rely upon a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on an Officers' Certificate of the relevant party, as to such fact or matter, and such Officers' Certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. In the administration of the Owner Trust hereunder, the Owner Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents and may consult with counsel, accountants and other professionals to be selected and employed by it, and the Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written advice or opinion of counsel, accountants or other professionals, so long as the Owner Trustee had no actual knowledge that it could not reasonably rely on such advice or opinion or by any such Persons appointed with due care. The Owner Trustee shall be solely liable for the fees and expenses of the agents, counsel, accountants and other professionals employed or consulted by it except to the extent expressly provided herein, in the Servicing Agreement or in the Indenture.

                  SECTION 6.5 NOT ACTING IN INDIVIDUAL CAPACITY. All persons or entities having any claim against the Bank or the Owner Trustee by reason of the transactions contemplated by the Operative Agreements shall look only to the Trust Estate (or a part thereof, as the case may be) for payment or satisfaction thereof, except as specifically provided in this Agreement and except to the extent that the Bank or the Owner Trustee shall otherwise expressly agree in any Operative Agreement to which it or the Owner Trust is a party.

                  SECTION 6.6 BOOKS AND RECORDS; TAX ELECTION. The Owner Trustee shall be responsible for the keeping of all appropriate books and records relating to the receipt and disbursement of all moneys that it may receive or be entitled to hereunder or under any other Operative Agreement. The Owner Trustee shall file an application with the IRS for a taxpayer identification number with respect to the Owner Trust (and, upon receipt of such number, shall notify the Indenture Trustee thereof) and prepare or cause to be prepared and sign and/or file a tax return in connection with the transactions contemplated hereby or by any other Operative Agreement (the "Tax Return"); PROVIDED, HOWEVER, that the Owner Trustee shall send or cause to be sent a copy of the completed Tax Return to the Company, the Certificateholders and the Indenture Trustee not more than 60 nor less than 30 days prior to the due date of the Tax Return. The Company and the Certificateholders shall each, upon request by the Owner Trustee, furnish the Owner Trustee with all such information as may be reasonably required from the Company or the Certificateholders in connection with the preparation of such Tax Return. The Owner Trustee shall keep copies of the Tax Returns delivered to or filed by it.

                                   ARTICLE VII

                 COMPENSATION, REIMBURSEMENT AND INDEMNIFICATION
                              OF THE OWNER TRUSTEE

                  SECTION 7.1 COMPENSATION OF THE OWNER TRUSTEE. The Owner Trustee shall be entitled to receive the Owner Trustee Fee as compensation for its services, which fee shall be payable: first, as provided in the Servicing Agreement; second, out of amounts on deposit in the Certificate Account that represent payments received in respect of the Mortgage Loans; and, third, to the extent not paid pursuant to either clause first or second within 60 days of first becoming due, by the Certificateholders, on a joint and several basis.

                  SECTION 7.2 REIMBURSEMENT AND INDEMNIFICATION OF THE OWNER TRUSTEE.

                  (a) The Owner Trustee shall be entitled to be reimbursed from the Collection Account for its reasonable expenses (including reasonable attorneys' fees on an hourly basis) incurred in the performance of its duties as Owner Trustee hereunder, and to be compensated reasonably for any extraordinary services rendered under Section 5.1(b), except to the extent that such expenses arise out of or result from (i) the Owner Trustee's own willful misconduct or gross negligence, (ii) the inaccuracy of any of the Owner Trustee's representations or warranties contained in Section 6.2 of this Agreement, (iii) the Owner Trustee's failure to perform obligations expressly undertaken by it in this Agreement in accordance with the standard of care set forth in Section 5.4(a), (iv) taxes based on or measured by any fees, commissions or compensation received by the Owner Trustee for acting as such in connection with any of the transactions contemplated by this Agreement or any other Operative Agreements, and (v) the Owner Trustee's failure to use due care to receive, manage and disburse moneys actually received by it in accordance with the terms hereof.

                  (b) The Owner Trustee shall be entitled to be indemnified and held harmless from and against any and all liabilities, obligations, indemnity obligations, losses (excluding loss of anticipated profits), damages, claims, actions, suits, judgments, out-of-pocket costs, expenses and disbursements (including reasonable legal fees determined at an hourly rate based solely upon time actually expended, and expenses) of any kind and nature whatsoever (collectively, the "Liabilities") which may be imposed on, incurred by or asserted at any time against the Owner Trustee in any way relating to or arising out of the Trust Estate, any of the properties included therein, the administration of the Trust Estate or any action or inaction of the Owner Trustee hereunder or under the Operative Agreements, except to the extent that such Liabilities arise out of or result from (i) the Owner Trustee's own willful misconduct or gross negligence, (ii) the inaccuracy of any of the Owner Trustee's representations or warranties contained in Section 6.2 of this Agreement, (iii) the Owner Trustee's failure to perform obligations expressly undertaken by it in this Agreement in accordance with the standard of care set forth in Section 5.4(a), (iv) taxes based on or measured by any fees, commissions or compensation received by the Owner Trustee for acting as such in connection with any of the transactions contemplated by this Agreement or any other Operative Agreements, and (v) the Owner Trustee's failure to use due care to receive, manage and disburse moneys actually received by it in accordance with the terms hereof. The indemnities contained in this Section 7.2(b) shall survive the termination of this Agreement and the removal or resignation of the Owner Trustee hereunder.

                  (c) Any reimbursements and indemnities to the Owner Trustee pursuant to this Section 7.2 shall be payable: first, out of amounts on deposit in the Collection Account; second, out of amounts on deposit in the Certificate Account, and third, to the extent not paid pursuant to clause first and second within 60 days of first being incurred, by the Certificateholders, on a joint and several basis.

                  SECTION 7.3 NON-PAYMENT OF FEES AND EXPENSES. The Owner Trustee hereby agrees not to cause or participate in the filing of a petition in bankruptcy against the Owner Trust for the non-payment to the Owner Trustee of any fees, expenses or other liabilities referred to in Sections 7.1 and 7.2, or of any other amounts provided by this Agreement, until one year after the payment in full of all the Bonds issued under the Indenture.

                                  ARTICLE VIII

                      TERMINATION OF OWNER TRUST AGREEMENT

                  SECTION 8.1 TERMINATION. The Owner Trust shall not be terminated under this Section 8.1 until the Bonds have been paid in full and the Lien on the Trust Estate created by the Indenture has been released; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

                  This Agreement may be terminated by all of the Certificateholders at any time prior to the issuance of the Bonds and the pledge of the Trust Estate pursuant to the Indenture, and at any time after the Indenture is discharged in accordance with Article III thereof, and this Agreement shall terminate in connection with the final payment on the last remaining Bond. With respect to any such event, this Agreement and the estate and rights thereby granted by the Company to the Owner Trustee in the Trust Estate shall cease, terminate and be void as of the date of the final distribution by the Owner Trustee of all the assets in the Trust Estate pursuant to this Section 8.1 and Section 4.2. After payment of all amounts then due and payable to the Bank pursuant to Sections 7.1 and 7.2 hereof, all right, title and interest in the Trust Estate still held by the Owner Trustee at the time of such termination shall be transferred, assigned and paid over to the Certificateholders and their respective designees.

                  The Certificateholders hereby irrevocably appoint the Owner Trustee as its attorney-in-fact for the purposes of the terminating the Owner Trust.

                  SECTION 8.2 FURTHER ASSURANCES BY THE OWNER TRUSTEE UPON TERMINATION.

                  Upon termination of the Owner Trust, the Owner Trustee shall take such action as may be requested by the Certificateholders to transfer the remaining assets of the Owner Trust to the Certificateholders or their respective designees, including the execution of instruments of transfer or assignment with respect to the Mortgage Loans and any of the Operative Agreements to which the Owner Trust or the Owner Trustee is a party.

                  SECTION 8.3 INSOLVENCY OF A CERTIFICATEHOLDER. The insolvency or other similar incapacity of a Certificateholder shall not (i) operate to terminate this Agreement, (ii) entitle the Certificateholder's legal representatives to claim an accounting or to take any action in any court for a partition or winding up of the Trust Estate or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto.

                                   ARTICLE IX

                   SUCCESSOR OWNER TRUSTEES, CO-OWNER TRUSTEES
                           AND SEPARATE OWNER TRUSTEES

                  SECTION 9.1   RESIGNATION OF THE OWNER TRUSTEE;
                                APPOINTMENT OF SUCCESSOR.

                  (a) The Owner Trustee may resign at any time (and shall immediately resign if it ceases to be an Eligible Trustee) by giving at least 60 days prior written notice to the Certificateholders and the Company as provided herein, to the Manager as provided in the Management Agreement and to the Indenture Trustee, the Master Servicer and the Special Servicer as provided in the Servicing Agreement, such resignation to be effective on the acceptance of appointment by a successor Owner Trustee under Section 9.1(b) hereof. The Company shall remove the Owner Trustee by written notice, a copy of which shall be concurrently delivered by the Company to the Certificateholders, the Manager, the Indenture Trustee and the Master Servicer, the Special Servicer as provided above, if the Owner Trustee ceases to be an Eligible Trustee and fails to resign immediately. The Owner Trustee otherwise may be removed with or without cause at any time by the Certificateholders with 60 days prior written notice, a copy of which shall be concurrently delivered by the Certificateholders to the Company, the Manager, the Indenture Trustee, the Master Servicer and the Special Servicer as provided above. Any such removal shall be effective upon the acceptance of appointment by a successor Owner Trustee under Section 9.1(b) hereof. In case of the resignation or removal of the Owner Trustee, the Company may appoint a successor Owner Trustee by an instrument signed by the Company. If a successor Owner Trustee shall not have been appointed within 60 days after the giving of written notice of such resignation or the delivery of the written instrument with respect to such removal, the Owner Trustee may apply to any court of competent jurisdiction to appoint a successor Owner Trustee to act until such time, if any, as a successor shall have been appointed and shall have accepted its appointment as above provided. Any successor Owner Trustee so appointed by such court shall immediately and without further act be superseded by any successor Owner Trustee appointed as above provided within one year from the date of the appointment by such court.

                  (b) Any successor Owner Trustee, however appointed, shall execute and deliver to the predecessor Owner Trustee and the Company as provided herein, to the Manager as provided in the Management Agreement and to the Indenture Trustee, the Master Servicer and the Special Servicer as provided in the Servicing Agreement an instrument accepting such appointment and shall furnish copies of such instrument to the Certificateholders, and thereupon such successor Owner Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Owner Trustee herein; but nevertheless, upon the written request of such successor Owner Trustee, such predecessor Owner Trustee shall execute and deliver an instrument transferring to such successor Owner Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, duties and trusts of such predecessor Owner Trustee and such predecessor Owner Trustee shall duly assign, transfer, deliver and pay over to such successor Owner Trustee all moneys or other property then held by such predecessor Owner Trustee upon the trusts herein expressed.

                  (c) Any successor Owner Trustee shall be an Eligible Trustee and shall be willing, able and legally qualified to perform the duties of the Owner Trustee hereunder.

                  (d) Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Owner Trustee may be transferred, shall, subject to the terms of
Section 9.1(c) hereof, be the Owner Trustee under this Agreement without any further act.

                  SECTION 9.2 CO-TRUSTEES AND SEPARATE TRUSTEES. Whenever the Owner Trustee or the Indenture Trustee shall deem it necessary or prudent in order to conform to any law of any jurisdiction in which all or any part of the Trust Estate shall be situated or to make any claim or be a party to any suit with respect to the Trust Estate, the Owner Trust Certificates, the Bonds or any Operative Agreement, or the Owner Trustee or the Indenture Trustee shall be advised in writing by counsel reasonably satisfactory to each of them that it is so necessary or prudent, the Owner Trustee and the Certificateholders shall execute and deliver an agreement supplemental hereto and all other instruments and agreements, and shall take all other action, necessary or proper to constitute one or more Persons or entities, who need not meet the requirements of Section 9.1(c) hereof (and the Owner Trustee may appoint one or more of its Responsible Officers), either as co-trustees or co-trustees jointly with the Owner Trustee of all or any part of the Trust Estate, or as separate trustee or separate trustees of all or any part of the Trust Estate, and to vest in such persons or entities, in such capacity, such title to the Trust Estate or any part thereof and such rights or duties as may be necessary or desirable, all for such period and under such terms and conditions as are reasonably satisfactory to the Owner Trustee and the Certificateholders. In case any co-trustee or separate trustee shall die, become incapable of acting, resign or be removed, the title to the Trust Estate and all rights and duties of such co-trustee or separate trustee shall, so far as permitted by law, vest in and be exercised by the Owner Trustee, without the appointment of a successor to such co-trustee or separate trustee.

                  SECTION 9.3 NOTICE. At all times that a successor Owner Trustee is appointed under Section 9.1 hereof, an Owner Trustee resigns pursuant to such Section 9.1 or a co-trustee or separate trustee is appointed pursuant to
Section 9.2 hereof, the Owner Trustee shall promptly give notice of such fact to the Rating Agencies, if the Indenture has not been discharged.

                                    ARTICLE X

                           SUPPLEMENTS AND AMENDMENTS

                  SECTION 10.1 SUPPLEMENTS AND AMENDMENTS. Subject to Sections
10.2 and 10.3 of this Agreement, this Agreement may be amended, with the consent of the Holders of the Owner Trust Certificates, by a written instrument signed by the Company and the Owner Trustee, but if in the opinion of the Owner Trustee any instrument required to be so executed materially and adversely affects any right, duty or liability of, or immunity or indemnity in favor of the Bank or the Owner Trustee under this Agreement or any of the other Operative Agreements to which it or the Owner Trust is a party, or would cause or result in any conflict with or breach of any terms, conditions or provisions of, or a default under, the Bank's charter documents or by-laws or any document contemplated hereby to which the Owner Trust or the Owner Trustee is a party, the Owner Trustee may in its sole discretion decline to execute such instrument, unless the Owner Trustee shall have been provided an indemnity that is satisfactory to it.

                  In the event that there is more than one Holder of Owner Trust Certificates (as shown on the Certificate Register), the consent to an amendment by Certificateholders entitled to a majority of the aggregate of all Voting Rights allocable to the Owner Trust Certificates shall be sufficient to bind all of such Holders; PROVIDED, HOWEVER, that no such amendment shall: (i) reduce in any manner the amount of, or delay the timing of, distributions required to be made on any Owner Trust Certificate without the consent of the affected Holder;
(ii) adversely affect in any material respect the interests of the Holders of any Class of Owner Trust Certificates in a manner other than as described in clause (i) above without the consent of the Holders of all Owner Trust Certificates of such Class; or (iii) amend this Section 10.1 without the consent of the Holders of all Owner Trust Certificates then outstanding.

                  SECTION 10.2 LIMITATION ON AMENDMENTS. Notwithstanding Section
10.1 and Section 10.3 hereof, the Owner Trustee shall not, without the consent of the Indenture Trustee, amend Section 8.1 of this Agreement, or execute any amendment that might result in the Owner Trust being terminated prior to the satisfaction and discharge of the Lien of the Indenture on the Trust Estate or otherwise have a material adverse effect on the Bondholders prior to the payment in full of the principal of and interest on the Bonds. Furthermore, notwithstanding Section 10.1 and Section 10.3 hereof, the Owner Trustee shall not execute any amendment without obtaining written confirmation from the Rating Agencies that such amendment will not result in the qualification, downgrade or withdrawal of any of the then-current ratings on the Bonds.

                  SECTION 10.3 ADDITIONAL AMENDMENT PROVISIONS. (a) It shall not be necessary for the consent of the Certificateholders under this Article X to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof shall be subject to such reasonable regulations as the Owner Trustee may prescribe.

                  (b) The Owner Trustee, at any time from time to time, without the consent of the Certificateholders, may amend this Agreement to modify, eliminate or add to any of its provisions, to such extent as shall be necessary to prevent or reduce the imposition on the Owner Trust of any material federal, state or local taxes, at all time prior to the liquidation of the Owner Trust; PROVIDED, HOWEVER, that such action, as evidenced by an Opinion of Counsel acceptable to the Owner Trustee, is necessary or helpful to prevent the imposition on the Owner Trust of any such taxes.

                  (c) Prior to the execution of any amendment to this Agreement, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel, at the expense of the party requesting such amendment (or, if such amendment is requested by the Owner Trustee, then at the expense of the Owner Trust) stating that the execution of such amendment is authorized or permitted by this Agreement.

                                   ARTICLE XI

                         REPRESENTATIONS, WARRANTIES AND
                            COVENANTS OF THE COMPANY

                  SECTION 11.1   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                  (a) The Company represents and warrants as follows for the benefit of the Indenture Trustee, the Bondholders, the Owner Trustee and the Certificateholders:

                  (i) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California, has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and any and all other documents to be executed or delivered by it in connection with this Agreement, and to fulfill its obligations under and to consummate the transactions contemplated by this Agreement, and this Agreement and such other documents executed in connection herewith are the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, except as such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity;

                  (ii) the execution and delivery of this Agreement and each other document to be executed or delivered by it in connection with this Agreement, and the performance of its obligations hereunder and thereunder by the Company, will not violate the provisions of its certificate of incorporation or bylaws, conflict with any provision of any law or regulation to which it is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any agreement or instrument to which the Company is a party or by which it is bound, or any order or decree applicable to the Company, or result in the creation or imposition of any Lien on any of the Company's assets or property, which would materially and adversely affect the ability of the Company to carry out the transactions contemplated by this Agreement or such other documents executed in connection herewith, and no consent, approval, authorization or order of or filing with or notice to any court or governmental agency or body is required for the execution, delivery and performance by the Company of this Agreement or such other documents; and

                  (iii) there is no action, suit or proceeding pending against the Company in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or the ability of the Company to carry out the transactions contemplated by this Agreement.

                  (iv) immediately following the transfer of the Mortgage Loans from Impac Commercial Assets Corp., the Company held good title to, and was the sole owner of, each Mortgage Loan and had full right, power and authority to transfer and assign each of the Mortgage Loans.

                  (b) It is understood and agreed that each of the foregoing representations and warranties of the Company shall survive delivery of the Mortgage Loans to the Owner Trustee on behalf of the Owner Trust. Upon discovery or receipt of notice by the Company or a Responsible Officer of the Owner Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other party hereto and to the Indenture Trustee on behalf of the Bondholders.

                  SECTION 11.3 ACCRUED INTEREST, ETC. The Company agrees that any income, interest, fees and other payments that it may receive in respect of the Mortgage Loans applicable to a period subsequent to the Cut-off Date shall inure to the benefit of the Owner Trust, and the Company shall pay such amounts to the Master Servicer for deposit in the Collection Account promptly upon receipt.

                  SECTION 11.4 ADDITIONAL COVENANTS OF THE COMPANY. The Company hereby covenants and agrees that:

                  (a) The business and affairs of the Company shall be managed by or under the direction of its board of directors in accordance with its certificate of incorporation and by-laws. The Company shall keep correct and complete books and records of accounts and minutes of the meetings and other proceedings of the board of directors. Any such resolutions, agreements and other instruments shall be continuously maintained as official records by the Company.

                  (b) The Company shall at all times ensure that its capitalization is adequate in light of its business and purposes. The Company shall pay from its own funds and assets (and not the Owner Trust's) all obligations and indebtedness incurred by it.

                  (c) The Company shall not conduct its business in the name of the Owner Trust.

                  (d) The Company shall not guarantee any obligations of the Owner Trust (including the Bonds or the distributions to be made on the Owner Trust Certificates). The Company shall not operate or purport to operate as an integrated, single economic unit with respect to the Owner Trust or seek or obtain credit or incur any obligation to any third party based on the assets of the Owner Trust or induce any such third party to reasonably rely on the creditworthiness of the Owner Trust in connection therewith.

                  (e) The accounting records of the Company shall disclose the effect of the transactions in accordance with GAAP and relevant pronouncements.

                  (f) The Company hereby acknowledges, and agrees for the benefit of the Indenture Trustee, the Bondholders, the Owner Trustee and the Certificateholders to perform, each obligation imposed upon it under the Indenture.

                  SECTION 11.5  LIMITATION ON LIABILITY OF THE COMPANY.

                  Neither the Company nor any of the directors, officers, employees, agents or Control Persons of the Company, shall be under any liability to the Owner Trust or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment. The Company, and any director, officer, employee or agent of the Company may rely in good faith on any document of any kind which, PRIMA FACIE, is properly executed and submitted by any Person respecting any matters arising hereunder. The Company and any director, officer, employee, agent or Control Person of the Company shall be indemnified and held harmless by the Owner Trust against any loss, liability or expense incurred in connection with any legal action relating to this Agreement, the Indenture, the Owner Trust Certificates, the Bonds or any agreement related to any of the foregoing other than any loss, liability or expense incurred by reason of misfeasance, bad faith or gross negligence of the Company in the performance of obligations or duties hereunder. The Company shall be under no obligation to appear in, prosecute or defend any legal action unless such action is related to its duties under this Agreement and which in its opinion does not involve it in any expense or liability; provided, however, that the Company may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Owner Trust, and the Company shall be entitled to seek reimbursement and be reimbursed therefor from the Collection Account as provided in Section 3.05 of the Servicing Agreement.

                                   ARTICLE XII

                      TRANSFER OF OWNER TRUST CERTIFICATES

                  SECTION 12.1 REGISTRATION OF TRANSFER AND EXCHANGE OF OWNER TRUST CERTIFICATES.

                  (a) At all times during the term of this Agreement, there shall be maintained at the office of a registrar appointed by the Company (the "Certificate Registrar") a register (the "Certificate Register") in which, subject to such reasonable regulations as the Certificate Registrar may prescribe, the Certificate Registrar shall provide for the registration of Owner Trust Certificates and of transfers and exchanges of Owner Trust Certificates as herein provided. The Owner Trustee is hereby initially appointed (and hereby agrees to act in accordance with the terms hereof) as Certificate Registrar for the purpose of registering Owner Trust Certificates and transfers and exchanges of Owner Trust Certificates as herein provided. The Owner Trustee may appoint, by a written instrument delivered to the Company, any other bank or trust company to act as Certificate Registrar under such conditions as the Owner Trustee may prescribe, provided that the Owner Trustee shall not be relieved of any of its duties or responsibilities hereunder as Certificate Registrar by reason of such appointment. If the Owner Trustee resigns or is removed in accordance with the terms hereof, the successor trustee shall immediately succeed to its predecessor's duties as Certificate Registrar. The Company, the Manager, the Owner Trustee, the Indenture Trustee, the Master Servicer and the Special Servicer shall have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register. The Certificate Registrar shall notify the Company, the Manager, the Owner Trustee, the Indenture Trustee, the Master Servicer and the Special Servicer in writing of the identity of each Holder of an Owner Trust Certificate on the Record Date subsequent to a transfer pursuant to Article XII herein.

                  (b) No transfer of any Owner Trust Certificate or interest therein shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. If any such transfer of an Owner Trust Certificate held by the related transferor is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof to the Company), then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit C-1 hereto or such other certification reasonably acceptable to the Owner Trustee; (ii) a certificate from such Certificateholder substantially in the form attached as Exhibit C-2 hereto or such other certification reasonably acceptable to the Owner Trustee and a certificate from such Certificateholder's prospective transferee substantially in the form attached as Exhibit D-1 or, in the case of the Class P Certificates, Exhibit D-2 hereto or such other certification reasonably acceptable to the Owner Trustee; or (iii) an Opinion of Counsel reasonably satisfactory to the Owner Trustee to the effect that such transfer may be made without registration under the Securities Act (which Opinion of

Counsel shall not be an expense of the Owner Trust or of the Company, the Manager, the Owner Trustee, the Indenture Trustee, the Master Servicer, the Special Servicer or the Certificate Registrar in their respective capacities as such), together with the written certifications as to the facts surrounding such transfer from the transferor and the prospective transferee on which such Opinion of Counsel is based. None of the Company, the Manager, the Owner Trustee, the Indenture Trustee, the Master Servicer, the Special Servicer, the Certificate Registrar or any other person shall be obligated to register or qualify any Class of Owner Trust Certificates under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Owner Trust Certificate or interest therein without registration or qualification. Any Certificateholder desiring to effect such a transfer shall, and does hereby agree to, indemnify the Company, the Manager, the Owner Trustee, the Indenture Trustee, the Master Servicer, the Special Servicer, the Fiscal Agent and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  (c) No transfer of an Owner Trust Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds, insurance company general and separate accounts and other entitites in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Code (each, a "Plan"), or to any Person who is directly or indirectly purchasing such Owner Trust Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Certificate Registrar with (i) a certification substantially in the form of paragraph 1 of Exhibit D-3 attached hereto and an Opinion of Counsel which establishes to the reasonable satisfaction of the Owner Trustee that such transfer is permissible under applicable law, will not result in any prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Company, the Manager, the Owner Trustee, the Indenture Trustee, the Master Servicer, the Special Servicer or the Certificate Registrar to any obligation in addition to those undertaken in this Agreement and the other Operative Agreements or (ii) a certification substantially in the form of paragraph 1 of Exhibit D-3 attached hereto to the foregoing effect and to the effect that (A) the purchaser is an insurance company and the source of funds used to purchase such Owner Trust Certificate is an "insurance company general account" (as such term is defined in PTCE 95-60), (B) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied and will continue to be satisfied and (C) there is no Plan with respect to which the amount of such general account's reserves and liabilities for contracts held by or on behalf of such Plan and all other Plans maintained by the same employer (or any "affiliate" thereof, as defined in PTCE 95-60) or by the same employee organization exceed 10% of the total of all reserves and liabilities of such general account (as determined under PTCE 95-60) as of the date of the acquisition of such Owner Trust Certificate. Each Person who acquires any Owner Trust Certificate or interest therein (unless it shall have delivered the documents referred to in the preceding sentence) shall be required to deliver to the Certificate Registrar a certification to the effect set forth in paragraph 2 of Exhibit D-3 attached hereto.

                  (d) No transfer of an Owner Trust Certificate or any interest therein shall be made to any prospective transferee unless such transferee provides the Certificate Registrar with (i) a transferee letter, substantially in the form of Exhibit D-4 attached hereto, to the effect that such transferee is a REIT or a QRS under the Code and that, for so long as it retains its interest in such Owner Trust Certificate, it shall endeavor to remain a REIT or a QRS under the Code, among other things, (ii) an Independent Opinion of Counsel which establishes to the reasonable satisfaction of the Owner Trustee that such transfer would not cause the Owner Trust to cease to be treated as a QRS under the Code and could not result in the imposition of an entity-level tax on the Owner Trust to which REITs and QRSs are not otherwise subject under the Code and
(iii) written confirmation from each Rating Agency to the effect that such transfer would not cause such Rating Agency to downgrade, qualify or withdraw any rating then assigned by such Rating Agency to any Class of Bonds.

                  (e) Each Owner Trust Certificate shall bear a legend describing or referencing the restrictions on transferability set forth in Sections 12.1(b), (c) and (d).

                  (f) Subject to compliance with Sections 12.1(b), (c) and (d), upon surrender for registration of transfer of any Owner Trust Certificate at the office of the Certificate Registrar or its agent in the City of New York, the Owner Trustee shall execute, and the Certificate Registrar shall deliver and authenticate, in the name of the designated transferee or transferees, one or more new Owner Trust Certificates of the same Class, in authorized denominations, evidencing in the aggregate a like aggregate Percentage Interest and dated the date of authentication by the Certificate Registrar.

                  (g) At the option of any Certificateholder, Owner Trust Certificates may be exchanged for other Owner Trust Certificates of the same Class, in authorized denominations, evidencing in the aggregate a like aggregate Percentage Interest upon surrender of the Owner Trust Certificates to be exchanged at the office of the Certificate Registrar or its agent in the City of New York. Whenever any Owner Trust Certificates are so surrendered for exchange, the Owner Trustee shall execute and the Certificate Registrar shall authenticate and deliver, the Owner Trust Certificates which the Certificateholder is entitled to receive.

                  (h) If the Owner Trustee or the Certificate Registrar so requires, every Owner Trust Certificate presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by, the Certificateholder thereof or such person's attorney duly authorized in writing.

                  (i) No service charge shall be made to the requesting Certificateholder for any registration of transfer or exchange of Owner Trust Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Owner Trust Certificates.

                  (j) The Certificate Registrar shall cancel and retain or destroy, in accordance with the Owner Trustee's retention policy then in effect, all Owner Trust Certificates surrendered for registration of transfer or exchange.

                  SECTION 12.2 MUTILATED, DESTROYED, LOST OR STOLEN OWNER TRUST CERTIFICATES.

                  If (i) any mutilated Owner Trust Certificate is surrendered to the Owner Trustee or the Certificate Registrar, or the Owner Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Owner Trust Certificate, and (ii) there is delivered to the Owner Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of actual knowledge by a Responsible Officer of the Owner Trustee or the Certificate Registrar that such Owner Trust Certificate has been acquired by a bona fide purchaser, the Owner Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Owner Trust Certificate, a new Owner Trust Certificate of like Class and tenor. Upon the issuance of any new Owner Trust Certificate under this Section 12.2, the Owner Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any replacement Owner Trust Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership of the corresponding interest in the Owner Trust, as if originally issued, whether or not the lost, stolen or destroyed Owner Trust Certificate shall be found at any time and such original Owner Trust Certificate shall thereby be deemed canceled.

                  SECTION 12.3 PERSONS DEEMED OWNERS. Prior to due presentation of an Owner Trust Certificate for registration of transfer, the Company, the Manager, the Owner Trustee, the Indenture Trustee, the Master Servicer, the Special Servicer and the Certificate Registrar, and any agent of any of them, may treat the person or entity in whose name any Owner Trust Certificate is registered as the owner of such Owner Trust Certificate for the purpose of receiving distributions pursuant to Section 4.2 hereof and for all other purposes whatsoever, and neither the Company, the Manager, the Owner Trustee, the Indenture Trustee, the Master Servicer, the Special Servicer and the Certificate Registrar, nor any agent of any of them, shall be affected by notice to the contrary.

                  SECTION 12.4  ACCESS TO NAMES AND ADDRESSES.

                  (a) If any Certificateholder (an "Applicant") applies in writing to the Owner Trustee, and such application states that the Applicant desires to communicate with other Certificateholders with respect to their rights under this Agreement or the Owner Trust Certificates and is accompanied by a copy of the communication which such Applicant proposes to transmit, then the Owner Trustee shall, at the expense of such Applicant, within ten (10) Business Days after the receipt of such application, furnish or cause to be furnished to such Applicant a list of the names and addresses of the Certificateholders as set forth in the Certificate Register.

                  (b) Every Certificateholder consents to the disclosure to any Applicant of its identity and status as a Certificateholder and agrees with the Owner Trustee that the Owner Trustee and the Certificate Registrar shall not be held accountable in any way by reason of the disclosure of any information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

                  SECTION 12.5  ACTIONS OF CERTIFICATEHOLDERS.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing, and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Owner Trustee. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Owner Trustee, if made in the manner provided in this Section 12.5.

                  (b) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Owner Trustee deems sufficient.

                  (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by a Certificateholder shall bind every transferee of every Owner Trust Certificate issued upon the registration of transfer of such Certificateholder's Owner Trust Certificate or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Owner Trustee, in reliance thereon, whether or not notation of such action is made upon such Owner Trust Certificate.

                  (d) The Owner Trustee may require such additional proof of any matter referred to in this Section 12.5 as it shall reasonably deem necessary.

                  SECTION 12.6 TRANSFEREE'S AGREEMENT. No assignment, conveyance or other transfer pursuant to this Article XII shall be effective unless the transferee shall have executed and delivered to the Owner Trustee an instrument containing the transferee's agreement to be bound by the terms of this Agreement.

                                  ARTICLE XIII

                                  MISCELLANEOUS

                  SECTION 13.1 NO LEGAL TITLE TO TRUST ESTATE IN CERTIFICATEHOLDERS. The Certificateholders shall not have legal title to any part of the Trust Estate; PROVIDED, HOWEVER, that the Certificateholders have a beneficial interest in the Trust Estate (and initially shall have all right, title and interest in and to the Owner Trust Certificates). No transfer by operation of law or otherwise of any right, title or interest of the Certificateholders in and to the Trust Estate or hereunder shall operate to terminate this Agreement or the Owner Trust or the trusts hereunder or entitle any successor or transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

                  SECTION 13.2 ACTION BY THE OWNER TRUSTEE IS BINDING. Any actions, directions, approvals or consents by the Owner Trustee so long as such actions, directions, consents or approvals are made pursuant to the terms of this Agreement shall bind the Certificateholders and shall be effective to consent to action taken by the parties. No such party shall be required to inquire as to the authorization, necessity, expediency or regularity of such consent by the Owner Trustee.

                  SECTION 13.3 LIMITATION ON RIGHTS OF OTHERS. Nothing in this Agreement, whether express or implied, shall be construed to give to any person or entity, other than the Bank, the Owner Trustee, the Company, the Manager, the Certificateholders and the Indenture Trustee on behalf of the Bondholders any legal or equitable right, remedy or claim under or in respect of this Agreement.

                  SECTION 13.4 NOTICES. All demands, notices and other communications hereunder shall be in writing and, unless otherwise provided herein, shall be deemed to have been duly given if delivered by courier or mailed by first class mail, postage prepaid, or if transmitted by telecopier and confirmed in a writing delivered or mailed as aforesaid, to (i) in the case of the Bank and the Owner Trustee, Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, Telecopy Number: (302) 651-8882, Telephone Number: (302) 651-1284, (ii) in the case of the Indenture Trustee, LaSalle National Bank, 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60674-4107, Attention: Asset Backed Securities Trust Services Group - Impac CMB Trust 1998-C1, telecopy number: (312) 904-2088, (iii) in the case of the Company, IMH Assets Corp., 20371 Irvine Avenue, Suite 200, Santa Ana Heights, California 92707, Attention:
Richard Johnson, telecopy number: (714) 438-2150, telephone number: (714) 438-2023, (iv) in the case of each Rating Agency, the address specified in the Servicing Agreement, and (v) in the case of a Certificateholder, the name and address of such Certificateholder as set forth in the Certificate Register, or in each case, to such other address as any of them shall specify by written notice to the parties hereto.

                  SECTION 13.5 SEVERABILITY. To the extent permitted by law, any provision of this Agreement that may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  SECTION 13.6 LIMITATION ON THE COMPANY'S LIABILITY. The Company shall not have any liability for the performance of this Agreement except as expressly set forth herein.

                  SECTION 13.7 SEPARATE COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 13.8 SUCCESSORS AND ASSIGNS. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Bank, the Owner Trustee and its successors and assigns, the Certificateholders and the Company and its or their respective successors and assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Company shall bind the successors and assigns of the Company and any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder. It is the intention of the parties hereto that the Owner Trust constitute a trust formed pursuant to the laws of the State of Delaware with the purpose of facilitating the transactions contemplated by the Operative Agreements.

                  SECTION 13.9 HEADINGS. The headings of the various articles and sections herein are for convenience of reference only and shall not define or limit any of the terms or provision hereof.

                  SECTION 13.10 GOVERNING LAW. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

                  SECTION 13.11 ADMINISTRATION OF OWNER TRUST. The principal place of administration of the Owner Trust shall be in Delaware.

                  SECTION 13.12 PERFORMANCE BY THE COMPANY OR MANAGER. Any obligation of the Owner Trustee hereunder or under any Operative Agreement or other document contemplated herein may be performed by the Company or the Manager and any such performance shall not be construed as a revocation of the trusts created hereby.

                  SECTION 13.13 NO IMPLIED WAIVER. No term or provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing entered into as provided in Section 10.1 hereof, and any such waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

                  SECTION 13.14 THIRD PARTY BENEFICIARY. The Manager and Indenture Trustee for the benefit of the Bondholders is an intended third-party beneficiary of this Agreement from and including the date hereof to the date on which the Lien on the Trust Estate created pursuant to the Indenture is satisfied, discharged and released pursuant to Article III of the Indenture.

                  SECTION 13.15 REFERENCES. The definitions in Article I shall apply equally to both the singular and plural forms of the terms defined. "Include", "included", "includes" and "including" shall be deemed to be followed by "without limitation". "Writing", "written" and comparable terms refer to printing, typing, lithography or other means of reproducing words in a visible form. Any agreement or instrument or any law, rule or regulation of any Governmental Authority defined or referred to in Article I means such agreement or instrument or such law, rule or regulation as from time to time amended, modified or supplemented in accordance with the terms thereof, including (in the case of agreements or instruments) by waiver or consent and (in the case of such law, rule or regulation) by succession of any comparable successor law, rule or regulation and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its successors and permitted assigns. Any term defined above by reference to any agreement or instrument or any law, rule or regulation of any Governmental Authority has such meaning whether or not such agreement, instrument or law, rule or regulation is in effect. "Agreement", "hereof", "herein", "hereto", "hereunder" and comparable terms refer to this Agreement (including all exhibits and schedules hereto) and not to any particular article, section, clause or other subdivision hereof or attachment hereto. References to any gender include, unless the context otherwise requires, references to all genders, and references to the singular include, unless the context other requires, references to the plural and vice versa. References in this Agreement to "Article", "Section", "Clause" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, clause or subdivision of or attachment to this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized, as of the date hereof.


                                      IMH ASSETS CORP.



                                      By: /s/ William Ashmore
                                          -----------------------
                                      Name:   William Ashmore
                                      Title:  President



                                      WILMINGTON TRUST COMPANY



                                      By: /s/ James Lawlor
                                          -----------------------
                                      Name:   James Lawlor
                                      Title:  Vice President

STATE OF CALIFORNIA   )
                      )        ss:
COUNTY OF ORANGE      )


                  On the __th day of August, 1998 before me, a notary public in
and for said State, personally appeared       , known to me to be a       of IMH
                                        ------                      -----
Assets Corp., the California corporation that executed the within agreement, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within agreement.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                        ------------------------------
                                             Notary Public


[Notarial Seal]

STATE OF NEW YORK                           )
                                            )        ss:
COUNTY OF NEW YORK                          )


                  On the __th day of August, 1998 before me, a notary public in

 and for said State, personally appeared      , known to me to be a     of
                                        ------                      ----
Wilmington Trust Company, the Delaware bank and trust company that executed the within agreement, and also known to me to be the person who executed it on behalf of said bank and trust company, and acknowledged to me that such bank and trust company executed the within agreement.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                        ------------------------------
                                             Notary Public


[Notarial Seal]

                           EXHIBIT A-1

             FORM OF CLASS P OWNER TRUST CERTIFICATE

                     IMPAC CMB TRUST 1998-C1
                 CLASS P OWNER TRUST CERTIFICATE


       evidencing a non-assessable, fully paid 100% interest in the Class P Owner Trust Certificates, which, collectively with the Class XS and Class R Owner Trust Certificates, evidence the entire beneficial ownership interest in Impac CMB Trust 1998-C1, a Delaware business trust whose assets include certain commercial mortgages (the "Mortgage Loans") deposited by IMH Assets Corp. (the "Company")



Certificate Interest Rate: ____% per annum      Aggregate Principal Balance of the
                                                Class P Owner Trust Certificates as of
                                                the Closing Date: $___________
Date of Owner Trust
Agreement: August 1, 1998                       Percentage Interest in Related Class
                                                Evidenced by this Class P Owner
Closing Date: August 26, 1998                   Trust Certificate: 100%

First Payment Date: September 21, 1998

Owner Trustee: Wilmington Trust Company

Depositor and Initial Holder
Owner Trust Certificates:


Owner Trust Certificate No. ___

THIS OWNER TRUST CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 12.1 OF THE OWNER TRUST AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS OWNER TRUST CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE
(A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 12.1 OF THE OWNER TRUST AGREEMENT REFERRED TO HEREIN.

THIS OWNER TRUST CERTIFICATE MAY NOT BE TRANSFERRED UNLESS (A) THE PROSPECTIVE TRANSFEREE FURNISHES AN OPINION OF COUNSEL WHICH ESTABLISHES THAT, UPON TRANSFER, THIS CERTIFICATE WILL BE CHARACTERIZED AS INDEBTEDNESS FOR FEDERAL INCOME TAX PURPOSES OR (B) SUCH TRANSFEREE FURNISHES THE INVESTMENT REPRESENTATIONS, OPINION OF COUNSEL AND RATING AGENCY CONFIRMATIONS DESCRIBED HEREIN.

THIS OWNER TRUST CERTIFICATE DOES NOT REPRESENT AN INTEREST IN, OR OBLIGATION OF, THE COMPANY, THE OWNER TRUSTEE OR THE INDENTURE TRUSTEE, ANY OF THEIR RESPECTIVE AFFILIATES, OR ANY OTHER PERSON. NEITHER THIS OWNER TRUST CERTIFICATE NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED, IN WHOLE OR IN PART, BY ANY GOVERNMENTAL ENTITY OR INSTRUMENTALITY OR ANY PRIVATE INSURER OR GUARANTOR.

          THIS OWNER TRUST CERTIFICATE IS SUBJECT TO VARIOUS TRANSFER RESTRICTIONS DESCRIBED HEREIN.

          PAYMENTS ON THIS OWNER TRUST CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE OWNER TRUST AGREEMENT.

          This Owner Trust Certificate is issued pursuant to, and in accordance with, the terms of a Owner Trust Agreement, dated as of August 1, 1998 (the "Owner Trust Agreement"; terms not otherwise defined herein shall have the meanings assigned to those terms in the Owner

Trust Agreement), between IMH Assets Corp. as depositor (the "Company") and initial Owner Trust Certificateholder and Wilmington Trust Company as Owner Trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which are set forth herein. This Owner Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Owner Trust Agreement, to which Owner Trust Agreement the holder of this Owner Trust Certificate by virtue of the acceptance hereof assents and by which such Owner Trust Certificateholder is bound. In the event of a conflict between the provisions of this Owner Trust Certificate and those of the Owner Trust Agreement, the provisions of the Owner Trust Agreement shall control.

          This certifies that ____________________ is the registered owner of the beneficial interest evidenced by this Owner Trust Certificate in the trust established pursuant to the Owner Trust Agreement and designated as Impac CMB Trust 1998-C1 (the "Trust"). The assets of the Trust include certain commercial mortgage loans (the "Mortgage Loans").

          Except to the extent of their execution and authentication, respectively, of the Owner Trust Certificates, the Owner Trustee and the Certificate Registrar make no representation or warranty as to any of the statements contained herein or the validity or sufficiency of this Owner Trust Certificate or the Mortgage Loans. The Owner Trustee has executed this Owner Trust Certificate in its limited capacity as Owner Trustee under the Owner Trust Agreement, and the Certificate Registrar has authenticated this Owner Trust Certificate in its limited capacity as Certificate Registrar under the Owner Trust Agreement.

          Payments on the Certificates will be made, to the extent of available funds, on the 20th day of each month or, if any such day is not a Business Day, then the next succeeding Business Day (each, a "Payment Date"), commencing in September 1998. As more fully described in the Owner Trust Agreement, payments allocable to interest on the Class P Certificates will be made on each Payment Date up to an amount equal to the Accrued Certificate Interest in respect of the Class P Certificates for the related Payment Date and, to the extent not previously paid, for all prior Payment Dates. As and to the extent described in the Owner Trust Agreement, payments of interest on the Class P Certificates will be limited to the amount available for such purpose in the Certificate Account. Such available funds will be distributed on each Payment Date on a PRO RATA basis among the Holders of the Class P Certificates and the Holders of the Class XS Certificates in respect of Accrued Certificate Interest.

          Upon the retirement of all of the Bonds, the holders of the Class P Certificates will receive payments in respect of principal on each Payment Date, subsequent to the payments in respect of interest on the Class P and Class XS Certificates as described in the previous paragraph, up to (subject to available funds) an amount equal to the Aggregate Principal Amount of the Class P Certificates immediately prior to such Payment Date.

          Pursuant to the Owner Trust Agreement, all payments made with respect to any Class of Owner Trust Certificates on any Payment Date shall be allocated PRO RATA among such Owner Trust Certificates based upon their respective Percentage Interests. Payments to the Owner Trust Certificateholders on each Payment Date will be made to the Owner Trust Certificateholders of record on the related Record Date. Payments to any Owner Trust Certificateholder on any Payment Date shall be made by wire transfer of immediately available funds to the account of such Owner Trust Certificateholder at a bank or other entity having appropriate facilities therefor, if such Owner Trust Certificateholder shall have so notified the Owner Trustee in writing at least five Business Days prior to the related Record Date and if such Owner Trust Certificateholder is the registered owner of Owner Trust Certificates representing at least a 33-1/3% Percentage Interest in any Class thereof, or otherwise by check mailed by first class mail to the address of such Owner Trust Certificateholder appearing in the Certificate Register. Final payment on each Owner Trust Certificate will be made in like manner, but only upon presentment and surrender of such Owner Trust Certificate at the Corporate Trust Office or such other location specified in the notice to Owner Trust Certificateholders of such final payment.

          This Owner Trust Certificate is one of a duly authorized issue of Owner Trust Certificates designated as Impac CMB Trust 1998-C1, Owner Trust Certificates, representing a fractional undivided beneficial interest in a Trust Estate consisting of (i) the Mortgage Loans and all payments and other collections in respect of the Mortgage Loans received or due after the Cutoff Date (exclusive of Principal Prepayments received prior to the Cut-off Date and scheduled payments of interest and principal due on or before the Cut-off Date),
(ii) any real property acquired on behalf of the Issuer, (iii) such funds as from time to time are deposited in the Collection Account, the REO Account and accounts established under this Indenture and the Owner Trust Agreement for purposes of making payments to the holders of the Bonds and distributions to the holders of the Owner Trust Certificates, (iv) all present and future claims, demands and causes and choses in action in respect of the foregoing, including the rights, titles and interests of the Issuer in, to and under the Mortgage Loans and (v) all proceeds of the foregoing of every kind and nature whatsoever, including, without limitation, all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property that at any time constitute all or part of or are included in the proceeds of the foregoing ((i), (ii), (iii), (iv) and (v), collectively, the "Trust Estate"), provided that the Owner Trust Estate shall not include the right to receive Prepayment Premiums under the terms of any of the Mortgage Loans.

          This Owner Trust Certificate does not purport to summarize the Owner Trust Agreement and reference is made to the Owner Trust Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby and the rights, duties and immunities of the Owner Trustee.


          No transfer of this Owner Trust Certificate or interest therein shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. If any such transfer of a Owner Trust Certificate held by the related transferor is to be made without registration under the

Securities Act (other than in connection with the initial issuance thereof to the Company), then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either: (i) a certificate from the Owner Trust Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit C-1 to the Owner Trust Agreement or such other certification reasonably acceptable to the Owner Trustee; or (ii) a certificate from such Owner Trust Certificateholder substantially in the form attached as Exhibit C-2 to the Owner Trust Agreement or such other certification reasonably acceptable to the Owner Trustee and a certificate from such Owner Trust Certificateholder's prospective transferee substantially in the form attached as Exhibit D-1 or Exhibit D-2 to the Owner Trust Agreement or such other certification reasonably acceptable to the Owner Trustee; or (iii) an Opinion of Counsel reasonably satisfactory to the Owner Trustee to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Owner Trust Estate or the Owner Trust or of the Company, the Manager, the Owner Trustee, the Indenture Trustee, the Master Servicer, the Special Servicer or the Certificate Registrar in their respective capacities as such), together with the written certifications as to the facts surrounding such transfer from the transferor and the prospective transferee on which such Opinion of Counsel is based. None of the Company, the Manager, the Owner Trustee, the Indenture Trustee, the Master Servicer, the Special Servicer, the Certificate Registrar or any other person shall be obligated to register or qualify any Class of Owner Trust Certificates under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Owner Trust Certificate or interest therein without registration or qualification. Any Owner Trust Certificateholder desiring to effect such a transfer shall, and does hereby agree to, indemnify the Company, the Manager, the Owner Trustee, the Indenture Trustee, the Master Servicer, the Special Servicer and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of this Owner Trust Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds, insurance company general and separate accounts and other entities in which such plans, accounts or arrangements are invested, that is subject to ERISA or the Code (each, a "Plan"), or to any Person who is directly or indirectly purchasing such Owner Trust Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Certificate Registrar with
(i) a certification substantially in the form of paragraph 1 of Exhibit D-3 attached to the Owner Trust Agreement and an Opinion of Counsel which establishes to the reasonable satisfaction of the Owner Trustee that such transfer is permissible under applicable law, will not result in any prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Company, the Manager, the Owner Trustee, the Indenture Trustee, the Master Servicer, the Special Servicer or the Certificate Registrar to any obligation in addition to those undertaken in the Owner Trust Agreement and the other Operative Agreements or (ii) a certification substantially in the form of paragraph 1 of Exhibit D-3 attached to the Owner Trust Agreement to the foregoing effect and to the effect that (A) the purchaser is an insurance company and the source of funds used to purchase such Owner Trust Certificate is an "insurance company general account" (as such term is defined in PTCE 95-60), (B) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied and will continue to be satisfied and (C) there is no Plan with respect to which the amount of such general account's reserves and liabilities for contracts held by or on behalf of such Plan and all other Plans maintained by the same employer (or any "affiliate" thereof, as defined in PTCE 95-60) or by the same employee organization exceed 10% of the total of all reserves and liabilities of such general account (as determined under PTCE 95-60) as of the date of the acquisition of such Owner Trust Certificate. Each Person who acquires any Owner Trust Certificate or interest therein (unless it shall have delivered the documents referred to in the preceding sentence) shall be required to deliver to the Certificate Registrar a certification to the effect set forth in paragraph 2 of Exhibit D-3 to the Owner Trust Agreement.

          No sale, transfer or other disposition of this Owner Trust Certificate may be made, and the Certificate Registrar shall refuse to register any such transfer, unless such transferee provides the Certificate Registrar with (i) a transferee letter, substantially in the form of Exhibit D-4 attached to the Owner Trust Agreement, to the effect that such transferee is a REIT or a QRS under the Code and that, for so long as it retains its interest in such Owner Trust Certificate, it shall endeavor to remain a REIT or a QRS under the Code, among other things, (ii) an Opinion of Counsel which establishes to the reasonable satisfaction of the Owner Trustee that such transfer would not cause the Owner Trust to cease to be treated as a QRS under the Code and would not result in the imposition of an entity-level tax on the Owner Trust to which REITs and QRSs are not otherwise subject under the Code and (iii) the Owner Trustee shall have received written confirmation from each of the Rating Agencies to the effect that such sale, transfer or other disposition will not result in the qualification, downgrade or withdrawal of any then current rating on the Bonds.

          Prior to transfer of this Owner Trust Certificate in accordance with the foregoing and the Owner Trust Agreement, the Owner Trustee, the Indenture Trustee and the Certificate Registrar and any agent of any of them may treat the person or entity in whose name this Owner Trust Certificate is registered as the owner hereof for the purpose of receiving payments pursuant to the Owner Trust Agreement, pursuant to the Indenture and for all other purposes whatsoever, and neither the Owner Trustee, the Indenture Trustee, the Certificate Registrar nor any agent of any of them shall be affected by notice to the contrary.

          As provided in the Owner Trust Agreement and subject to certain limitations herein and therein set forth, this Owner Trust Certificate is exchangeable for other Owner Trust Certificates of the same Class in authorized denominations representing a like aggregate Percentage Interest, as requested by the Owner Trust Certificateholder surrendering the same.

          No service charge will be made to a Owner Trust Certificateholder for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Owner Trust Agreement permits, with certain exceptions therein provided, the amendment of the Owner Trust Agreement and the modification of the rights of the Owner Trust Certificateholders at any time by the Owner Trustee with the consent of Owner Trust Certificateholders entitled to a majority of the Voting Rights (except as provided in the Owner Trust Agreement). Any consent by the Owner Trust Certificateholder of this Owner Trust Certificate shall be conclusive and binding on such Owner Trust Certificateholder and upon all future Owner Trust Certificateholders issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Owner Trust Certificate.

          The obligations created by the Owner Trust Agreement shall not terminate until the Bonds have been paid in full and the Lien on the Trust Estate created by the Indenture has been released; provided, however, that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

          Unless the Certificate of Authentication on this Owner Trust Certificate has been executed by or on behalf of the Certificate Registrar, by manual signature, this Owner Trust Certificate shall not be entitled to any benefit under the Owner Trust Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Owner Trustee has caused this Owner Trust Certificate to be duly executed.

                                 WILMINGTON TRUST COMPANY,
                                 not individually, but solely in its capacity as Owner Trustee


                                 _______________________________________________
                                              Authorized Officer



          This is one of the Owner Trust Certificates referred to in the within-referenced Owner Trust Agreement.

Date:    August 26, 1998




WILMINGTON TRUST COMPANY
not individually, but solely in its capacity as Certificate Registrar


_______________________________________________
            Authorized Officer

                                   ASSIGNMENT



FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto __________________________________________________________
_______________________________________________________________________________
________________________________________________________________ [(Please print or typewrite name(s) and address(es), including postal zip code of assignee(s)] ("Assignee(s)") that portion of the interest in the Owner Trust represented by the within Owner Trust Certificate set forth below and hereby authorize(s) the transfer and registration of transfer of such interest to Assignee(s) on the Certificate Register of the Owner Trust.

I (we) further direct the Certificate Registrar to issue a new Owner Trust Certificate of the same Class for that portion of the interest in the Owner Trust represented by the within Owner Trust Certificate set forth below to the above-named Assignee(s) and deliver such Owner Trust Certificate to the following address:_____________________________________________________________
_______________________________________________________________________________
__________; to issue a new Owner Trust Certificate of the same Class for the remainder of the interest in the Trust represented by the within Owner Trust Certificate to the Assignor(s) and deliver such Owner Trust Certificate to the following address:_____________________________________________________________
_________________________________________________________________________ ; and
to cancel the within Owner Trust Certificate.


Date:___________________               ________________________________________
                                       Signature by or on behalf of Assignor(s)


Percentage Interest
Transferred:____________               ________________________________________
                                       Taxpayer Identification Number

                                   EXHIBIT A-2

                    FORM OF CLASS XS OWNER TRUST CERTIFICATE

                             IMPAC CMB TRUST 1998-C1
                        CLASS XS OWNER TRUST CERTIFICATE


          evidencing a non-assessable, fully paid 100% interest in the Class XS Owner Trust Certificates, which, collectively with the Class P and Class R Owner Trust Certificates, evidence the entire beneficial ownership interest in Imperial CMB Trust 1998-1, a Delaware business trust whose assets include certain commercial mortgage loans (the "Mortgage Loans") deposited by IMH Assets Corp. (the "Company")



Date of Owner Trust                       Percentage Interest in Related Class
Agreement: August 1, 1998                 Evidenced by this Class XS Owner Trust
                                          Certificate: _____
Closing Date: August 26, 1998

First Payment Date: September 21, 1998

Owner Trustee:  Wilmington Trust Company

Depositor and Initial Holder of
the Owner Trust Certificates:


Owner Trust Certificate No. ___

THIS OWNER TRUST CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 12.1 OF THE OWNER TRUST AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS OWNER TRUST CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE
(A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 12.1 OF THE OWNER TRUST AGREEMENT REFERRED TO HEREIN.

THIS OWNER TRUST CERTIFICATE MAY NOT BE TRANSFERRED UNLESS (A) THE PROSPECTIVE TRANSFEREE FURNISHES AN OPINION OF COUNSEL WHICH ESTABLISHES THAT, UPON TRANSFER, THIS CERTIFICATE WILL BE CHARACTERIZED AS INDEBTEDNESS FOR FEDERAL INCOME TAX PURPOSES OR (B) SUCH TRANSFEREE FURNISHES THE INVESTMENT REPRESENTATIONS, OPINION OF COUNSEL AND RATING AGENCY CONFIRMATIONS DESCRIBED HEREIN.

THIS OWNER TRUST CERTIFICATE DOES NOT REPRESENT AN INTEREST IN, OR OBLIGATION OF, THE COMPANY, THE OWNER TRUSTEE OR THE INDENTURE TRUSTEE, ANY OF THEIR RESPECTIVE AFFILIATES, OR ANY OTHER PERSON. NEITHER THIS OWNER TRUST CERTIFICATE NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED, IN WHOLE OR IN PART, BY ANY GOVERNMENTAL ENTITY OR INSTRUMENTALITY OR ANY PRIVATE INSURER OR GUARANTOR.

     THIS OWNER TRUST CERTIFICATE IS SUBJECT TO VARIOUS TRANSFER RESTRICTIONS DESCRIBED HEREIN.

     PAYMENT ON THIS OWNER TRUST CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE OWNER TRUST AGREEMENT.

          This Owner Trust Certificate is issued pursuant to, and in accordance with, the terms of a Owner Trust Agreement, dated as of August 1, 1998 (the "Owner Trust Agreement"; terms not otherwise defined herein shall have the meanings assigned to those terms in the Owner

Trust Agreement), between IMH Assets Corp. as depositor (in such capacity, the "Company") and initial Owner Trust Certificateholder and Wilmington Trust Company as Owner Trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which are set forth herein. This Owner Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Owner Trust Agreement, to which Owner Trust Agreement the holder of this Owner Trust Certificate by virtue of the acceptance hereof assents and by which such Owner Trust Certificateholder is bound. In the event of a conflict between the provisions of this Owner Trust Certificate and those of the Owner Trust Agreement, the provisions of the Owner Trust Agreement shall control.

          This certifies that _________________ is the registered owner of the beneficial interest evidenced by this Owner Trust Certificate in the trust established pursuant to the Owner Trust Agreement and designated as Impac CMB Trust 1998-C1 (the "Owner Trust"). The assets of the Trust include certain commercial mortgage loans (the "Mortgage Loans").

          Except to the extent of their execution and authentication, respectively, of the Owner Trust Certificates, the Owner Trustee and the Certificate Registrar make no representation or warranty as to any of the statements contained herein or the validity or sufficiency of this Owner Trust Certificate or the Mortgage Loans. The Owner Trustee has executed this Owner Trust Certificate in its limited capacity as Owner Trustee under the Owner Trust Agreement, and the Certificate Registrar has authenticated this Owner Trust Certificate in its limited capacity as Certificate Registrar under the Owner Trust Agreement.

          Payments on the Certificates will be made, to the extent of available funds, on the 20th day of each month or, if any such day is not a Business Day, then the next succeeding Business Day (each, a "Payment Date"), commencing in September 1998. As more fully described in the Owner Trust Agreement, payments allocable to interest accrued on the Class XS Certificates will be made on each Payment Date up to the Accrued Certificate Interest in respect of the Class XS Certificates for the related Payment Date and, to the extent not previously paid, for all prior Payment Dates. As and to the extent described in the Owner Trust Agreement, payments of interest on the Class XS Certificates will be limited to the amount available for such purposes in the Certificate Account. Such available funds will be distributed on each Payment Date on a pro rata basis among the Holders of the Class P Certificates and the Holders of the Class XS Certificates.

          Pursuant to the Owner Trust Agreement, all payments made with respect to any Class of Owner Trust Certificates on any Payment Date shall be allocated PRO RATA among such Owner Trust Certificates based upon their respective Percentage Interests. Payments to the Owner Trust Certificateholders on each Payment Date will be made to the Owner Trust Certificateholders of record on the related Record Date. Payments to any Owner Trust Certificateholder on any Payment Date shall be made by wire transfer of immediately available funds to the account of such Owner Trust Certificateholder at a bank or other entity having appropriate facilities therefor, if such Owner Trust Certificateholder shall have so notified the Owner Trustee in writing at least five Business Days prior to the related Record Date and if such Owner Trust Certificateholder is the registered owner of Owner Trust Certificates representing at least a 33-1/3% Percentage Interest in any Class thereof, or otherwise by check mailed by first class mail to the address of such Owner Trust Certificateholder appearing in the Certificate Register. Final payment on each Owner Trust Certificate will be made in like manner, but only upon presentment and surrender of such Owner Trust Certificate at the Corporate Trust Office or such other location specified in the notice to Owner Trust Certificateholders of such final payment.

          This Owner Trust Certificate is one of a duly authorized issue of Owner Trust Certificates designated as Impac CMB Trust 1998-C1, Owner Trust Certificates, representing a fractional undivided beneficial interest in a Trust Estate consisting of (i) the Mortgage Loans and all payments and other collections in respect of the Mortgage Loans received or due after the Cutoff Date (exclusive of Principal Prepayments received prior to the Cut-off Date and scheduled payments of interest and principal due on or before the Cut-off Date),
(ii) any real property acquired on behalf of the Issuer, (iii) such funds as from time to time are deposited in the Collection Account, the REO Account and accounts established under this Indenture and the Owner Trust Agreement for purposes of making payments to the holders of the Bonds and distributions to the holders of the Owner Trust Certificates, (iv) all present and future claims, demands and causes and choses in action in respect of the foregoing, including the rights, titles and interests of the Issuer in, to and under the Mortgage Loans and (v) all proceeds of the foregoing of every kind and nature whatsoever, including, without limitation, all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property that at any time constitute all or part of or are included in the proceeds of the foregoing ((i), (ii), (iii), (iv) and (v), collectively, the "Trust Estate"), provided that the Owner Trust Estate shall not include the right to receive Prepayment Premiums under the terms of any of the Mortgage Loans.

          This Owner Trust Certificate does not purport to summarize the Owner Trust Agreement and reference is made to the Owner Trust Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby and the rights, duties and immunities of the Owner Trustee.

          No transfer of this Owner Trust Certificate or interest therein shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. If any such transfer of a Owner Trust Certificate held by the related transferor is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof to the Company), then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either: (i) a certificate from the Owner Trust Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit C-1 to the Owner Trust Agreement or such other certification reasonably acceptable to the Owner Trustee; or (ii) a certificate from such Owner Trust Certificateholder substantially in the form attached as Exhibit

C-2 to the Owner Trust Agreement or such other certification reasonably acceptable to the Owner Trustee and a certificate from such Owner Trust Certificateholder's prospective transferee substantially in the form attached as Exhibit D-1 or Exhibit D-2 to the Owner Trust Agreement or such other certification reasonably acceptable to the Owner Trustee; or (iii) an Opinion of Counsel reasonably satisfactory to the Owner Trustee to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Owner Trust Estate or the Owner Trust or of the Company, the Manager, the Owner Trustee, the Indenture Trustee, the Master Servicer, the Special Servicer or the Certificate Registrar in their respective capacities as such), together with the written certifications as to the facts surrounding such transfer from the transferor and the prospective transferee on which such Opinion of Counsel is based. None of the Company, the Manager, the Owner Trustee, the Indenture Trustee, the Master Servicer, the Special Servicer, the Certificate Registrar or any other person shall be obligated to register or qualify any Class of Owner Trust Certificates under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Owner Trust Certificate or interest therein without registration or qualification. Any Owner Trust Certificateholder desiring to effect such a transfer shall, and does hereby agree to, indemnify the Company, the Manager, the Owner Trustee, the Indenture Trustee, the Master Servicer, the Special Servicer and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of this Owner Trust Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds, insurance company general and separate accounts and other entities in which such plans, accounts or arrangements are invested, that is subject to ERISA or the Code (each, a "Plan"), or to any Person who is directly or indirectly purchasing such Owner Trust Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Certificate Registrar with
(i) a certification substantially in the form of paragraph 1 of Exhibit D-3 attached to the Owner Trust Agreement and an Opinion of Counsel which establishes to the reasonable satisfaction of the Owner Trustee that such transfer is permissible under applicable law, will not result in any prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Company, the Manager, the Owner Trustee, the Indenture Trustee, the Master Servicer, the Special Servicer or the Certificate Registrar to any obligation in addition to those undertaken in the Owner Trust Agreement and the other Operative Agreements or (ii) a certification substantially in the form of paragraph 1 of Exhibit D-3 attached to the Owner Trust Agreement to the foregoing effect and to the effect that (A) the purchaser is an insurance company and the source of funds used to purchase such Owner Trust Certificate is an "insurance company general account" (as such term is defined in PTCE 95-60),
(B) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied and will continue to be satisfied and (C) there is no Plan with respect to which the amount of such general account's reserves and liabilities for contracts held by or on behalf of such Plan and all other Plans maintained by the same employer (or any "affiliate" thereof, as defined in PTCE 95-60) or by the same employee organization exceed 10% of the total of all reserves and liabilities of such general account (as determined under

PTCE 95-60) as of the date of the acquisition of such Owner Trust Certificate. Each Person who acquires any Owner Trust Certificate or interest therein (unless it shall have delivered the documents referred to in the preceding sentence) shall be required to deliver to the Certificate Registrar a certification to the effect set forth in paragraph 2 of Exhibit D-3 to the Owner Trust Agreement.

          No sale, transfer or other disposition of this Owner Trust Certificate may be made, and the Certificate Registrar shall refuse to register any such transfer, unless such transferee provides the Certificate Registrar with (i) a transferee letter, substantially in the form of Exhibit D-4 attached hereto, to the effect that such transferee is a REIT or a QRS under the Code and that, for so long as it retains its interest in such Owner Trust Certificate, it shall endeavor to remain a REIT or a QRS under the Code, among other things, (ii) an Opinion of Counsel which establishes to the reasonable satisfaction of the Owner Trustee that such transfer would not cause the Owner Trust to cease to be treated as a QRS under the Code and would not result in the imposition of an entity-level tax on the Owner Trust to which REITs and QRSs are not otherwise subject under the Code and (iii) the Owner Trustee shall have received written confirmation from each of the Rating Agencies to the effect that such sale, transfer or other disposition will not result in the qualification, downgrade or withdrawal of any then current rating on the Bonds.

          Prior to transfer of this Owner Trust Certificate in accordance with the foregoing and the Owner Trust Agreement, the Owner Trustee, the Indenture Trustee and the Certificate Registrar and any agent of any of them may treat the person or entity in whose name this Owner Trust Certificate is registered as the owner hereof for the purpose of receiving payments pursuant to the Owner Trust Agreement, pursuant to the Indenture and for all other purposes whatsoever, and neither the Owner Trustee, the Indenture Trustee, the Certificate Registrar nor any agent of any of them shall be affected by notice to the contrary.

          As provided in the Owner Trust Agreement and subject to certain limitations herein and therein set forth, this Owner Trust Certificate is exchangeable for other Owner Trust Certificates of the same Class in authorized denominations representing a like aggregate Percentage Interest, as requested by the Owner Trust Certificateholder surrendering the same.

          No service charge will be made to a Owner Trust Certificateholder for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Owner Trust Agreement permits, with certain exceptions therein provided, the amendment of the Owner Trust Agreement and the modification of the rights of the Owner Trust Certificateholders at any time by the Owner Trustee with the consent of the Owner Trust Certificateholders entitled to a majority of the Voting Rights (except as provided in the Owner Trust Agreement). Any consent by the Owner Trust Certificateholder of this Owner Trust Certificate shall be conclusive and binding on such Owner Trust Certificateholder and upon all future Owner Trust Certificateholders issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Owner Trust Certificate.

          The obligations created by the Owner Trust Agreement shall not terminate until the Bonds have been paid in full and the Lien on the Trust Estate created by the Indenture has been released; provided, however, that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

          Unless the Certificate of Authentication on this Owner Trust Certificate has been executed by or on behalf of the Certificate Registrar, by manual signature, this Owner Trust Certificate shall not be entitled to any benefit under the Owner Trust Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Owner Trustee has caused this Owner Trust Certificate to be duly executed.

                                 WILMINGTON TRUST COMPANY,
                                 not individually, but solely in its capacity as Owner Trustee


                                 _______________________________________________
                                                   Authorized Officer



          This is one of the Owner Trust Certificates referred to in the within-referenced Owner Trust Agreement.


Date: August 26, 1998


WILMINGTON TRUST COMPANY
not individually, but solely in its capacity as Certificate Registrar


_______________________________________________
         Authorized Officer

                                   ASSIGNMENT



FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto __________________________________________________________
_______________________________________________________________________________
________________________________________________________________ [(Please print or typewrite name(s) and address(es), including postal zip code of assignee(s)] ("Assignee(s)") that portion of the interest in the Owner Trust represented by the within Owner Trust Certificate set forth below and hereby authorize(s) the transfer and registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust.

I (we) further direct the Certificate Registrar to issue a new Owner Trust Certificate of the same Class for that portion of the interest in the Trust represented by the within Owner Trust Certificate set forth below to the above-named Assignee(s) and deliver such Owner Trust Certificate to the following address:_____________________________________________________________
____________________________________________________________________ ; to issue a new Owner Trust Certificate of the same Class for the remainder of the interest in the Owner Trust represented by the within Owner Trust Certificate to the above-named Assignor(s) and deliver such Owner Trust Certificate to the following address:_____________________________________________________________
__________________________________________________________________________; and
to cancel the within Owner Trust Certificate.


Date:___________________               ________________________________________
                                       Signature by or on behalf of Assignor(s)


Percentage Interest
Transferred:____________               ________________________________________
                                       Taxpayer Identification Number

                                   EXHIBIT A-3

                     FORM OF CLASS R OWNER TRUST CERTIFICATE

                             IMPAC CMB TRUST 1998-C1
                         CLASS R OWNER TRUST CERTIFICATE


          evidencing a non-assessable, fully paid 100% interest in the Class R Owner Trust Certificates, which, collectively with the Class P and Class XS Owner Trust Certificates, evidence the entire beneficial ownership interest in Impac CMB Trust 1998-C1, a Delaware business trust whose assets include certain commercial mortgage loans (the "Mortgage Loans") deposited by IMH Assets Corp. (the "Company")



Date of Owner Trust                       Percentage Interest in Related Class
Agreement: August 1, 1998                 Evidenced by this Class R Owner Trust
                                          Certificate: ____
First Payment Date: September 21, 1998

Closing Date: August 26, 1998

Owner Trustee:  Wilmington Trust Company

Depositor and Initial Holder of
the Owner Trust Certificates:


Owner Trust Certificate No. ___

THIS OWNER TRUST CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 12.1 OF THE OWNER TRUST AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS OWNER TRUST CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE
(A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 12.1 OF THE OWNER TRUST AGREEMENT REFERRED TO HEREIN.

THIS OWNER TRUST CERTIFICATE MAY NOT BE TRANSFERRED UNLESS (A) THE PROSPECTIVE TRANSFEREE FURNISHES AN OPINION OF COUNSEL WHICH ESTABLISHES THAT, UPON TRANSFER, THIS CERTIFICATE WILL BE CHARACTERIZED AS INDEBTEDNESS FOR FEDERAL INCOME TAX PURPOSES OR (B) SUCH TRANSFEREE FURNISHES THE INVESTMENT REPRESENTATIONS, OPINION OF COUNSEL AND RATING AGENCY CONFIRMATIONS DESCRIBED HEREIN.

THIS OWNER TRUST CERTIFICATE DOES NOT REPRESENT AN INTEREST IN, OR OBLIGATION OF, THE COMPANY, THE OWNER TRUSTEE OR THE INDENTURE TRUSTEE, ANY OF THEIR RESPECTIVE AFFILIATES, OR ANY OTHER PERSON. NEITHER THIS OWNER TRUST CERTIFICATE NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED, IN WHOLE OR IN PART, BY ANY GOVERNMENTAL ENTITY OR INSTRUMENTALITY OR ANY PRIVATE INSURER OR GUARANTOR.

          THIS OWNER TRUST CERTIFICATE IS SUBJECT TO VARIOUS TRANSFER RESTRICTIONS DESCRIBED HEREIN.

          PAYMENTS ON THIS OWNER TRUST CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE OWNER TRUST AGREEMENT.

          This Owner Trust Certificate is issued pursuant to, and in accordance with, the terms of a Owner Trust Agreement, dated as of August 1, 1998 (the "Owner Trust Agreement"; terms not otherwise defined herein shall have the meanings assigned to those terms in the Owner

Trust Agreement), between IMH Assets Corp. as depositor (in such capacity, the "Company") and initial Owner Trust Certificateholder and Wilmington Trust Company as Owner Trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which are set forth herein. This Owner Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Owner Trust Agreement, to which Owner Trust Agreement the holder of this Owner Trust Certificate by virtue of the acceptance hereof assents and by which such Owner Trust Certificateholder is bound. In the event of a conflict between the provisions of this Owner Trust Certificate and those of the Owner Trust Agreement, the provisions of the Owner Trust Agreement shall control.

          This certifies that _________________ is the registered owner of the beneficial interest evidenced by this Owner Trust Certificate in the trust established pursuant to the Owner Trust Agreement and designated as Impac CMB Trust 1998-C1 (the "Owner Trust"). The assets of the Trust include certain commercial mortgage loans (the "Mortgage Loans").

          Except to the extent of their execution and authentication, respectively, of the Owner Trust Certificates, the Owner Trustee and the Certificate Registrar make no representation or warranty as to any of the statements contained herein or the validity or sufficiency of this Owner Trust Certificate, or the Mortgage Loans. The Owner Trustee has executed this Owner Trust Certificate in its limited capacity as Owner Trustee under the Owner Trust Agreement, and the Certificate Registrar has authenticated this Owner Trust Certificate in its limited capacity as Certificate Registrar under the Owner Trust Agreement.

          Payments on the Certificates will be made, to the extent of available funds, on the 20th day of each month or, if any such day is not a Business Day, then the next succeeding Business Day (each, a "Payment Date"), commencing in September 1998. As more fully described in the Owner Trust Agreement, payments on the Class R Certificates will be in an amount equal to the remaining portion, if any, of the Certificateholder Funds for each Payment Date after making all payments on the Class XS and Class P Certificates.

          Pursuant to the Owner Trust Agreement, all payments made with respect to any Class of Owner Trust Certificates on any Payment Date shall be allocated PRO RATA among such Owner Trust Certificates based upon their respective Percentage Interests. Payments to the Owner Trust Certificateholders on each Payment Date will be made to the Owner Trust Certificateholders of record on the related Record Date. Payments to any Owner Trust Certificateholder on any Payment Date shall be made by wire transfer of immediately available funds to the account of such Owner Trust Certificateholder at a bank or other entity having appropriate facilities therefor, if such Owner Trust Certificateholder shall have so notified the Owner Trustee in writing at least five Business Days prior to the related Record Date and if such Owner Trust Certificateholder is the registered owner of Owner Trust Certificates representing at least a 33-1/3% Percentage Interest in any Class thereof, or otherwise by check mailed by first class mail to the address of such Owner Trust Certificateholder appearing in the Certificate Register. Final payment on each Owner Trust Certificate will be made in like manner, but only upon presentment and surrender of such Owner Trust Certificate at the Corporate Trust Office or such other location specified in the notice to Owner Trust Certificateholders of such final payment.

          This Owner Trust Certificate is one of a duly authorized issue of Owner Trust Certificates designated as Impac CMB Trust 1998-C1, Owner Trust Certificates, representing a fractional undivided beneficial interest in a Trust Estate consisting of (i) the Mortgage Loans and all payments and other collections in respect of the Mortgage Loans received or due after the Cutoff Date (exclusive of Principal Prepayments received prior to the Cut-off Date and scheduled payments of interest and principal due on or before the Cut-off Date),
(ii) any real property acquired on behalf of the Issuer, (iii) such funds as from time to time are deposited in the Collection Account, the REO Account and accounts established under this Indenture and the Owner Trust Agreement for purposes of making payments to the holders of the Bonds and distributions to the holders of the Owner Trust Certificates, (iv) all present and future claims, demands and causes and choses in action in respect of the foregoing, including the rights, titles and interests of the Issuer in, to and under the Mortgage Loans and (v) all proceeds of the foregoing of every kind and nature whatsoever, including, without limitation, all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property that at any time constitute all or part of or are included in the proceeds of the foregoing ((i), (ii), (iii), (iv) and (v), collectively, the "Trust Estate"), provided that the Owner Trust Estate shall not include the right to receive Prepayment Premiums under the terms of any of the Mortgage Loans.

          This Owner Trust Certificate does not purport to summarize the Owner Trust Agreement and reference is made to the Owner Trust Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby and the rights, duties and immunities of the Owner Trustee.

          No transfer of this Owner Trust Certificate or interest therein shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. If any such transfer of a Owner Trust Certificate held by the related transferor is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof to the Company), then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either: (i) a certificate from the Owner Trust Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit C-1 to the Owner Trust Agreement or such other certification reasonably acceptable to the Owner Trustee; or (ii) a certificate from such Owner Trust Certificateholder substantially in the form attached as Exhibit C-2 to the Owner Trust Agreement or such other certification reasonably acceptable to the Owner Trustee and a certificate from such Owner Trust Certificateholder's prospective transferee substantially in the form attached as Exhibit D-1 or Exhibit D-2 to the Owner Trust Agreement or such other certification reasonably acceptable to the Owner Trustee; or (iii) an Opinion of

Counsel reasonably satisfactory to the Owner Trustee to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Owner Trust Estate or the Owner Trust or of the Company, the Manager, the Owner Trustee, the Indenture Trustee, the Master Servicer, the Special Servicer or the Certificate Registrar in their respective capacities as such), together with the written certifications as to the facts surrounding such transfer from the transferor and the prospective transferee on which such Opinion of Counsel is based. None of the Company, the Manager, the Owner Trustee, the Indenture Trustee, the Master Servicer, the Special Servicer, the Certificate Registrar or any other person shall be obligated to register or qualify any Class of Owner Trust Certificates under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Owner Trust Certificate or interest therein without registration or qualification. Any Owner Trust Certificateholder desiring to effect such a transfer shall, and does hereby agree to, indemnify the Company, the Manager, the Owner Trustee, the Indenture Trustee, the Master Servicer, the Special Servicer and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of this Owner Trust Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds, insurance company general and separate accounts and other entities in which such plans, accounts or arrangements are invested, that is subject to ERISA or the Code (each, a "Plan"), or to any Person who is directly or indirectly purchasing such Owner Trust Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Certificate Registrar with
(i) a certification substantially in the form of paragraph 1 of Exhibit D-3 attached to the Owner Trust Agreement and an Opinion of Counsel which establishes to the reasonable satisfaction of the Owner Trustee that such transfer is permissible under applicable law, will not result in any prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Company, the Manager, the Owner Trustee, the Indenture Trustee, the Master Servicer, the Special Servicer or the Certificate Registrar to any obligation in addition to those undertaken in the Owner Trust Agreement and the other Operative Agreements or (ii) a certification substantially in the form of paragraph 1 of Exhibit D-3 attached to the Owner Trust Agreement to the foregoing effect and to the effect that (A) the purchaser is an insurance company and the source of funds used to purchase such Owner Trust Certificate is an "insurance company general account" (as such term is defined in PTCE 95-60),
(B) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied and will continue to be satisfied and (C) there is no Plan with respect to which the amount of such general account's reserves and liabilities for contracts held by or on behalf of such Plan and all other Plans maintained by the same employer (or any "affiliate" thereof, as defined in PTCE 95-60) or by the same employee organization exceed 10% of the total of all reserves and liabilities of such general account (as determined under PTCE 95-60) as of the date of the acquisition of such Owner Trust Certificate. Each Person who acquires any Owner Trust Certificate or interest therein (unless it shall have delivered the documents referred to in the preceding sentence) shall be required to deliver to the Certificate

Registrar a certification to the effect set forth in paragraph 2 of Exhibit D-3 to the Owner Trust Agreement.

          No sale, transfer or other disposition of this Owner Trust Certificate may be made, and the Certificate Registrar shall refuse to register any such transfer, unless such transferee provides the Certificate Registrar with (i) a transferee letter, substantially in the form of Exhibit D-4 attached hereto, to the effect that such transferee is a REIT or a QRS under the Code and that, for so long as it retains its interest in such Owner Trust Certificate, it shall endeavor to remain a REIT or a QRS under the Code, among other things, (ii) an Opinion of Counsel which establishes to the reasonable satisfaction of the Owner Trustee that such transfer would not cause the Owner Trust to cease to be treated as a QRS under the Code and would not result in the imposition of an entity-level tax on the Owner Trust to which REITs and QRSs are not otherwise subject under the Code and (iii) the Owner Trustee shall have received written confirmation from each of the Rating Agencies to the effect that such sale, transfer or other disposition will not result in the qualification, downgrade or withdrawal of any then current rating on the Bonds or the Grantor Trust Certificates.

          Prior to transfer of this Owner Trust Certificate in accordance with the foregoing and the Owner Trust Agreement, the Owner Trustee, the Indenture Trustee and the Certificate Registrar and any agent of any of them may treat the person or entity in whose name this Owner Trust Certificate is registered as the owner hereof for the purpose of receiving payments pursuant to the Owner Trust Agreement, pursuant to the Indenture and for all other purposes whatsoever, and neither the Owner Trustee, the Indenture Trustee, the Certificate Registrar nor any agent of any of them shall be affected by notice to the contrary.

          As provided in the Owner Trust Agreement and subject to certain limitations herein and therein set forth, this Owner Trust Certificate is exchangeable for other Owner Trust Certificates of the same Class in authorized denominations representing a like aggregate Percentage Interest, as requested by the Owner Trust Certificateholder surrendering the same.

          No service charge will be made to a Owner Trust Certificateholder for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Owner Trust Agreement permits, with certain exceptions therein provided, the amendment of the Owner Trust Agreement and the modification of the rights of the Owner Trust Certificateholders at any time by the Owner Trustee with the consent of the Owner Trust Certificateholders entitled to a majority of the Voting Rights (except as provided in the Owner Trust Agreement). Any consent by the Owner Trust Certificateholder of this Owner Trust Certificate shall be conclusive and binding on such Owner Trust Certificateholder and upon all future Owner Trust Certificateholders issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Owner Trust Certificate.

          The obligations created by the Owner Trust Agreement shall not terminate until the Bonds have been paid in full and the Lien on the Trust Estate created by the Indenture has been released; provided, however, that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

          Unless the Certificate of Authentication on this Owner Trust Certificate has been executed by or on behalf of the Certificate Registrar, by manual signature, this Owner Trust Certificate shall not be entitled to any benefit under the Owner Trust Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Owner Trustee has caused this Owner Trust Certificate to be duly executed.

                                WILMINGTON TRUST COMPANY,
                                not individually, but solely in its capacity as Owner Trustee


                                _______________________________________________
                                                  Authorized Officer


         This is one of the Owner Trust Certificates referred to in the within-referenced Owner Trust Agreement.


Date:    August 21, 1998


WILMINGTON TRUST COMPANY
not individually, but solely in its capacity as Certificate Registrar


______________________________________________
         Authorized Officer

                                   ASSIGNMENT



FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto __________________________________________________________
_______________________________________________________________________________
______________________________________________________________  [(Please print or typewrite name(s) and address(es), including postal zip code of assignee(s)] ("Assignee(s)") that portion of the interest in the Owner Trust represented by the within Owner Trust Certificate set forth below and hereby authorize(s) the transfer and registration of transfer of such interest to Assignee(s) on the Certificate Register of the Owner Trust.

I (we) further direct the Certificate Registrar to issue a new Owner Trust Certificate of the same Class for that portion of the interest in the Owner Trust represented by the within Owner Trust Certificate set forth below to the above-named Assignee(s) and deliver such Owner Trust Certificate to the following address:_____________________________________________________________
_______________________________________________________________________________
_____________; to issue a new Owner Trust Certificate of the same Class for the remainder of the interest in the Owner Trust represented by the within Owner Trust Certificate to the Assignor(s) and deliver such Owner Trust Certificate to the following address:_________________________________________________________
______________________________________________________________; and to cancel the within Owner Trust Certificate.


Date:___________________               ________________________________________
                                       Signature by or on behalf of Assignor(s)


Percentage Interest
Transferred:____________               ________________________________________
                                       Taxpayer Identification Number

                                    EXHIBIT B

                          FORM OF OWNER TRUSTEE REPORT

                                   EXHIBIT C-1

                      FORM I OF TRANSFEROR CERTIFICATE FOR
                      TRANSFERS OF OWNER TRUST CERTIFICATES



                                         [Date]


Wilmington Trust Company
Rodney Square North
1100 North Market
Wilmington, Delaware 19890-0001


     Re: IMH ASSETS CORP., CERTIFICATES OF BENEFICIAL OWNERSHIP (THE "CERTIFICATES")

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the
"Transferee") of Class ______ Certificates (the "Transferred Certificates") [having an initial Certificate Principal Balance as of _________________ (the "Closing Date") of $__________] [evidencing a ____% Percentage Interest in such Class]. The Certificates, including the Transferred Certificates, were issued pursuant to a Owner Trust Agreement, dated as of August 1, 1998 (the "Trust Agreement"), between IMH Assets Corp. as depositor (the "Company") and Wilmington Trust Company as owner trustee (the "Owner Trustee"). All terms used but not otherwise defined herein shall have the respective meanings set forth in the Trust Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, and for the benefit of the Company, the Owner Trustee and the Transferee, that:

                  1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

                  2. Neither the Transferor nor anyone acting on its behalf has
         (a) offered, transferred, pledged, sold or otherwise disposed of any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of any Transferred Certificate under the Securities

         Act of 1933, as amended (the "Securities Act"), or would render the disposition of any Transferred Certificate a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of any Transferred Certificate pursuant to the Securities Act or any state securities laws.

                  3. The Transferor and any person acting on behalf of the Transferor in this matter reasonably believe that the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act (a "Qualified Institutional Buyer") purchasing for its own account or for the account of a Qualified Institutional Buyer. In determining whether the Transferee is a Qualified Institutional Buyer, the Transferor and any person acting on behalf of the Transferor in this matter have relied upon the following method(s) of establishing the Transferee's ownership and discretionary investments of securities (check one or more):

                  ___ (a) The Transferee's most recent publicly available financial statements, which statements present the information as of a date within 16 months preceding the date of sale of the Transferred Certificate in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

                  ___ (b) The most recent publicly available information appearing in documents filed by the Transferee with the Securities and Exchange Commission or another United States federal, state, or local governmental agency or self-regulatory organization, or with a foreign governmental agency or self-regulatory organization, which information is as of a date within 16 months preceding the date of sale of the Transferred Certificate in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

                  ___ (c) The most recent publicly available information appearing in a recognized securities manual, which information is as of a date within 16 months preceding the date of sale of the Transferred Certificate in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

                  ___ (d) A certification by the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the Transferee, specifying the amount of securities owned and invested on a discretionary basis by the Transferee as of a specific date on or since the close of the Transferee's most recent fiscal year, or, in the case of a Transferee that is a member of a "family of investment companies," as that term is defined in Rule 144A, a certification by an executive officer of the investment adviser specifying the amount of securities owned by the "family of investment companies" as of a specific date on or since the close of the Transferee's most recent fiscal year.

                  4. The Transferor and any person acting on behalf of the Transferor understand that in determining the aggregate amount of securities owned and invested on a discretionary basis by an entity for purposes of establishing whether such entity is a Qualified Institutional Buyer:

                           (a) the following instruments and interests shall be
                  excluded: securities of issuers that are affiliated with the Transferee; securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer; securities of issuers that are part of the Transferee's "family of investment companies," if the Transferee is a registered investment company; bank deposit notes and certificates of deposit; loan participations; repurchase agreements; securities owned but subject to a repurchase agreement; and currency, interest rate and commodity swaps;

                           (b) the aggregate value of the securities shall be
                  the cost of such securities, except where the entity reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities may be valued at market;

                           (c) securities owned by subsidiaries of the entity
                  that are consolidated with the entity in its financial statements prepared in accordance with generally accepted accounting principles may be included if the investments of such subsidiaries are managed under the direction of the entity, except that, unless the entity is a reporting company under Section 13 or 15(d) of the Exchange Act, securities owned by such subsidiaries may not be included if the entity itself is a majority-owned subsidiary that would be included in the consolidated financial statements of another enterprise.

                  5. The Transferor or a person acting on its behalf has taken reasonable steps to ensure that the Transferee is aware that the Transferor is relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A.

                  6. The Transferor or a person acting on its behalf has furnished, or caused to be furnished, to the Transferee all information regarding (a) the Transferred Certificates and distributions thereon,
         (b) the nature, performance and servicing of the Mortgage Loans, (c) the Trust Agreement and (d) any credit enhancement mechanism associated with the Transferred Certificates, that the Transferee has requested.



                                        Very truly yours,

                                        _______________________________________
                                        (Transferor)

                                        By:____________________________________
                                        Name:
                                        Title:

                                   EXHIBIT C-2

                        FORM II OF TRANSFEROR CERTIFICATE
                    FOR TRANSFERS OF OWNER TRUST CERTIFICATES



                                            [Date]


Wilmington Trust Company
Rodney Square North
1100 North Market
Wilmington, Delaware 19890-0001


     Re: IMH ASSETS CORP., CERTIFICATES OF BENEFICIAL OWNERSHIP (THE "CERTIFICATES")


Ladies and Gentlemen:

                  This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the
"Transferee") of Class ______ Certificates (the "Transferred Certificates") [having an initial Certificate Principal Balance as of _________________ (the "Closing Date") of $__________] [evidencing a ____% Percentage Interest in such Class]. The Certificates, including the Transferred Certificates, were issued pursuant to an Owner Trust Agreement, dated as of August 1, 1998 (the "Trust Agreement"), between IMH Assets Corp. as depositor (the "Company") and Wilmington Trust Company as owner trustee (the "Owner Trustee"). All terms used but not otherwise defined herein shall have the respective meanings set forth in the Trust Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, and for the benefit of the Company, the Owner Trustee and the Transferee, that:

                  1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

                  2. Neither the Transferor nor anyone acting on its behalf has
         (a) offered, transferred, pledged, sold or otherwise disposed of any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of any Transferred Certificate under the Securities Act of 1933, as amended (the "Securities Act"), or would render the disposition of any Transferred Certificate a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of any Transferred Certificate pursuant to the Securities Act or any state securities laws.



                                          Very truly yours,

                                          _____________________________________
                                          (Transferor)


                                          By:__________________________________
                                          Name:
                                          Title:

                                   EXHIBIT D-1

          FORM I OF TRANSFEREE CERTIFICATE FOR TRANSFERS OF OWNER TRUST
                 CERTIFICATES TO QUALIFIED INSTITUTIONAL BUYERS



                                               [Date]


Wilmington Trust Company
Rodney Square North
1100 North Market
Wilmington, Delaware 19890-0001

     Re: IMH ASSETS CORP., CERTIFICATES OF BENEFICIAL OWNERSHIP (THE "CERTIFICATES")


Ladies and Gentlemen:

          This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the "Transferee") of
Class ______ Certificates (the "Transferred Certificates") [having an initial Certificate Principal Balance as of _________________ (the "Closing Date") of $__________] [evidencing a ____% Percentage Interest in such Class]. The Certificates, including the Transferred Certificates, were issued pursuant to an Owner Trust Agreement, dated as of August 1, 1998 (the "Trust Agreement"), between IMH Assets Corp. as depositor (the "Company") and Wilminton Trust Company as owner trustee (the "Owner Trustee"). All terms used but not otherwise defined herein shall have the respective meanings set forth in the Trust Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, and for the benefit of the Company, the Owner Trustee and the Transferee, that:

                  1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, and has completed one of the forms of certification to that effect attached hereto as Annex A and Annex B. The Transferee is aware that the sale to it of the Transferred Certificates is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of a Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                  2. The Transferee has been furnished with all information regarding (a) the Transferred Certificates and distributions thereon,
         (b) the nature, performance and servicing of the Mortgage Loans, (c) the Trust Agreement and (d) any credit enhancement mechanism associated with the Transferred Certificates, that it has requested.

                                       Very truly yours,


                                       ________________________________________
                                       (Transferee)


                                       By:_____________________________________
                                       Name:
                                       Title:

                                                          ANNEX A TO EXHIBIT D-1
                                                          ----------------------


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

          [FOR TRANSFEREES OTHER THAN REGISTERED INVESTMENT COMPANIES]

          The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and Wilmington Trust Company as Certificate Registrar, with respect to the Certificates being transferred (the "Transferred Certificates") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

          1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

          2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Transferee owned and/or invested on a discretionary basis $______________________1 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

     ___ CORPORATION, ETC. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in
          Section 501(c)(3) of the Internal Revenue Code of 1986.

     ___ BANK. The Transferee (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

     ___ SAVINGS AND LOAN. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having

________________________

1   Transferee must own and/or invest on a discretionary basis at least
$100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

          supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

     ___  BROKER-DEALER. The Transferee is a dealer registered pursuant to
          Section 15 of the Securities Exchange Act of 1934.

     ___ INSURANCE COMPANY. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

     ___ STATE OR LOCAL PLAN. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     ___ ERISA PLAN. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     ___ INVESTMENT ADVISOR. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

     ___ OTHER. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
          (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex B rather than this Annex A.)_______________________________________________________
          _____________________________________________________________________
          _____________________________________________________________________
          _____________________________________________________________________


                  3. The term "SECURITIES" as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

          4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934.

          5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

   ___     ___    Will the Transferee be purchasing the Transferred
   Yes      No    Certificates only for the Transferee's own account?

          6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

          7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.


                                       ________________________________________
                                       Print Name of Transferee


                                       By:_____________________________________
                                       Name:
                                       Title:

                                       Date:

                                                          ANNEX B TO EXHIBIT D-1
                                                          ----------------------


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

           [FOR TRANSFEREES THAT ARE REGISTERED INVESTMENT COMPANIES]


          The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and Wilmington Trust Company as Certificate Registrar, with respect to the Certificates being transferred (the "Transferred Certificates") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

          1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

          2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

____ The Transferee owned and/or invested on a discretionary basis $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule
          144A).

____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

          4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

          5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

     ___   ___    Will the Transferee be purchasing the Transferred Certificates
     Yes   No     only for the Transferee's own account?

          6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

          7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                      __________________________________________
                                      Print Name of Transferee or Adviser

                                      By:______________________________________
                                      Name:
                                      Title:


                                      IF AN ADVISER:

                                      _________________________________________
                                      Print Name of Transferee


                                      Date:

                                   EXHIBIT D-2

         FORM II OF TRANSFEREE CERTIFICATE FOR TRANSFERS OF OWNER TRUST
               CERTIFICATES TO INSTITUTIONAL ACCREDITED INVESTORS



                                                 [Date]


Wilmington Trust Company
Rodney Square North
1100 North Market
Wilmington, Delaware 19890-0001

          Re: IMH ASSETS CORP., CERTIFICATES OF BENEFICIAL OWNERSHIP (THE "CERTIFICATES")



Ladies and Gentlemen:

            This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the "Transferee") of
Class ______ Certificates (the "Transferred Certificates") [having an initial Certificate Principal Balance as of ________________ (the "Closing Date") of $__________] [evidencing a ____% Percentage Interest in such Class]. The Certificates, including the Transferred Certificates, were issued pursuant to an Owner Trust Agreement, dated as of August 1, 1998 (the "Trust Agreement"), between IMH Assets Corp. as depositor (the "Company") and Wilmington Trust Company as owner trustee (the "Trustee"). All terms used but not otherwise defined herein shall have the respective meanings set forth in the Trust Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, and for the benefit of the Company, the Owner Trustee and the Transferee, that:

               1. The Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws.

               2. The Transferee understands that (a) the Class of Certificates to which the Transferred Certificates belong has not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) none of the Company, the Trustee, the Certificate Registrar or any other person is obligated so to register or qualify the Class of Certificates to which the Transferred Certificates belong, and (c) no Transferred Certificate may be resold or transferred unless it is (i) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (ii) sold or transferred in transactions which are exempt from such registration and qualification and the Certificate Registrar has received either: (A) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit C-1 to the Trust Agreement, (B) a certificate from such Certificateholder substantially in the form attached as Exhibit C-2 to the Trust Agreement and a certificate from such Certificateholder's prospective transferee substantially in the form attached either as Exhibit D-1 or as Exhibit D-2 to the Trust Agreement or (C) an Opinion of Counsel satisfactory to the Trustee with respect to the availability of such exemption from registration under the Securities Act, together with copies of the written certifications from the transferor and transferee setting forth the facts surrounding the transfer upon which such opinion is based.

               3. The Transferee understands that it may not sell or otherwise transfer any Transferred Certificate except in compliance with the provisions of Section 12.1 of the Trust Agreement, which provisions it has carefully reviewed, and that each Transferred Certificate will bear the following legends:

          THIS OWNER TRUST CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 12.1 OF THE OWNER TRUST AGREEMENT REFERRED TO HEREIN.

          NO TRANSFER OF THIS OWNER TRUST CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF
          SECTION 12.1 OF THE OWNER TRUST AGREEMENT REFERRED TO
          HEREIN.

          THIS OWNER TRUST CERTIFICATE MAY NOT BE TRANSFERRED UNLESS
          (A) THE PROSPECTIVE TRANSFEREE FURNISHES AN OPINION OF
          COUNSEL WHICH ESTABLISHES THAT, UPON TRANSFER, THIS
          CERTIFICATE WILL BE CHARACTERIZED AS INDEBTEDNESS FOR

          FEDERAL INCOME TAX PURPOSES OR (B) SUCH TRANSFEREE FURNISHES THE INVESTMENT REPRESENTATIONS, OPINION OF COUNSEL AND
          RATING AGENCY CONFIRMATIONS DESCRIBED HEREIN.

               4. Neither the Transferee nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Certificate, any interest in any Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Certificate, any interest in any Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the Securities Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate, any interest in any Certificate or any other similar security.

               5. The Transferee has been furnished with all information regarding (a) the Company, (b) the Transferred Certificates, (c) the Trust Agreement, (d) the trusts created pursuant thereto, (e) the nature, performance and servicing of the Mortgage Loans and (f) all related matters, that it has requested. If the Transferee did not purchase the Transferred Certificates from the Transferor in connection with the initial issuance of the Transferred Certificates and was provided with a copy of a Private Placement Memorandum (a "Memorandum") relating to the original sales (the "Original Sales") of the Transferred Certificates by the Company, the Transferee acknowledges that the Memorandum was prepared by the Company solely for use in connection with the Original Sales and the Company did not participate in or facilitate in any way the acquisition of the Transferred Certificate by the Transferee from the Transferor, and the Transferee agrees that it will look solely to the Transferor and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (x) any error or omission, or alleged error or omission, contained in the Memorandum, or (y) any information, development or event arising after the date of the Memorandum.

               6. The Transferee is an "accredited investor" as defined in paragraph (1), (2), (3) or (7) of Rule 501(a) under the Securities Act or an entity in which all of the equity owners come within such paragraphs. The Transferee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificate; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such investment and can afford a complete loss of such investment.


                                          Very truly yours,


                                          _____________________________________
                                          (Transferee)


                                          By:__________________________________
                                          Name:
                                          Title:

                                   EXHIBIT D-3

          FORM OF TRANSFEREE CERTIFICATE WITH RESPECT TO ERISA MATTERS
              RELATING TO THE TRANSFERS OF OWNER TRUST CERTIFICATES



                                               [Date]


Wilmington Trust Company
Rodney Square North
1100 North Market
Wilmington, Delaware 19890-0001


     Re: IMH ASSETS CORP., CERTIFICATES OF BENEFICIAL OWNERSHIP (THE "CERTIFICATES")


Ladies and Gentlemen:

          This letter is delivered to you in connection with the transfer by _____________________ (the "Transferor") to _____________________ (the
"Transferee") of Class ______ Certificates (the "Transferred Certificates") [having an initial Certificate Principal Balance as of _______________ (the "Closing Date") of $__________] [evidencing a ____% Percentage Interest in such Class]. The Certificates, including the Transferred Certificates, were issued pursuant to an Owner Trust Agreement, dated as of August 1, 1998 (the "Trust Agreement"), among IMH Assets Corp. as depositor (the "Company") and Wilmington Trust Company as owner trustee (the "Owner Trustee"). All terms used but not otherwise defined herein shall have the respective meanings set forth in the Trust Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, and for the benefit of the Company, the Owner Trustee and the Transferee that:

(Check the applicable paragraph.)


___ 1. The purchase of the Transferred Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Company, the Manager, the Owner Trustee, the Indenture Trustee, the Master Servicer, the Special Servicer, the Grantor Trust Trustee or the Certificate Registrar to any obligation in addition to those undertaken in the Owner Trust Agreement, the Indenture, the Servicing Agreement, the Management Agreement, the Loan Sale Agreement and the Grantor Trust Agreement and the following statements are correct: (i) the Transferee is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as such term is defined in Prohibited Transaction Class Exemption ("PTCE") 95-60), (ii) the
         conditions set forth in Sections I and III of PTCE 95-60 have been satisfied and (iii) there is no Plan with respect to which the amount of such general account's reserves and liabilities for contracts held by or on behalf of such Plan and all other Plans maintained by the same employer (or any "affiliate" thereof, as defined in PTCE 95-60) or by the same employee organization exceed 10% of the total of all reserves and liabilities of such general account (as determined under PTCE 95-60) as of the date of the acquisition of the Transferred Certificates; or

___ 2. The Transferee (i) is not an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or other retirement arrangement, including an individual retirement account or annuity, a Keogh plan or a collective investment fund, general account or separate account in which such plans, accounts or arrangements are invested, including, without limitation, an insurance company general account, that is subject to ERISA or the Internal Revenue Code of 1986 ("Code") (any of the foregoing, a "Plan"), and (ii) is not a Person who is directly or indirectly purchasing a Transferred Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss. 2510.3-101.


                                         Very truly yours,

                                         ______________________________________
                                         (Transferee)


                                         By:___________________________________
                                         Name:
                                         Title:

                                   EXHIBIT D-4

        FORM OF TAX CERTIFICATE FOR TRANSFERS OF OWNER TRUST CERTIFICATES

                                                    [Date]

Wilmington Trust Company
Rodney Square North
1100 North Market
Wilmington, Delaware 19890-0001



          Re: IMH ASSETS CORP., CERTIFICATES OF BENEFICIAL OWNERSHIP (THE "CERTIFICATES")


          This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [_________________] (the "Transferee") of
the Certificates designated as Class P, Class XS and Class R (the "Transferred Certificates"). The Certificates, including the Transferred Certificates, were issued pursuant to an Owner Trust Agreement, dated as of June 1, 1998 (the "Trust Agreement"), among IMH Assets Corp. as depositor (the "Company") and Wilmington Trust Company as owner trustee (the "Owner Trustee"). All terms used but not otherwise defined herein shall have the respective meanings set forth in the Trust Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, and for the benefit of the Company, the Owner Trustee and the Transferor, that:

          1. The Transferee is a REIT or a QRS under the Code and, for so long as it retains its interest in such Owner Trust Certificate, the Transferee shall endeavor to remain a REIT or a QRS under the Code, among other things; and

          2. The Transferee has reviewed the transfer restrictions set forth in
     Section 12.1(d) of the Owner Trust Agreement. The Transferee expressly agrees to be bound by and to comply with such restrictions and provisions.


                                     Very truly yours,

                                     __________________________________________
                                     (Transferee)


                                     By:_______________________________________
                                     Name:
                                     Title:

                                   EXHIBIT E-1

                 FORM OF CERTIFICATE WITH RESPECT TO INFORMATION
                          REQUEST BY BENEFICIAL HOLDER



                                                     [Date]

Wilmington Trust Company
Rodney Square North
1100 North Market
Wilmington, Delaware 19890-0001


          In accordance with Section 4.4 of the Owner Trust Agreement, dated as of August 1, 1998 (the "Owner Trust Agreement"), by and among IMH Assets Corp. as depositor (the "Company") and Wilmington Trust Company as owner trustee (the "Owner Trustee") with respect to the Certificates of Beneficial Interest (the "Owner Trust Certificates"), the undersigned hereby certifies and agrees as follows:

          1. The undersigned is the beneficial owner of the Class [____] Owner Trust Certificates.

          2. The undersigned is requesting the information identified on the schedule attached hereto pursuant to Section 4.4 of the Owner Trust Agreement (the "Information") for use in evaluating its investment in the Class [____] Owner Trust Certificates.

          3. In consideration of the Owner Trustee's disclosure to the undersigned of the Information, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in making the evaluation described in paragraph 2), and such Information will not, without the prior written consent of the Indenture Trustee, be disclosed by the undersigned or by its officers, directors, partners employees, agents or representatives (collectively, the "Representatives") in any manner whatsoever, in whole or in part.

          4. The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended, or would require registration of any Owner Trust Certificate pursuant to Section 5 of the Securities Act.

          5. The undersigned shall be fully liable for any breach of this agreement by itself or any of its Representatives and shall indemnify the Company, the Sellers, the Owner Trustee, the Indenture Trustee and the Grantor Trust Fund for any loss, liability or expense incurred thereby with respect to any such breach by the undersigned or any of its Representatives.

          Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Indenture.


          IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereto by its duly authorized officer, as of the day and year written above.


                                       [BENEFICIAL HOLDER OF AN OWNER TRUST
                                       CERTIFICATE]



                                        By:____________________________________
                                        Name:
                                        Title:

                                   EXHIBIT E-2

                 FORM OF CERTIFICATE WITH RESPECT TO INFORMATION
                        REQUEST BY PROSPECTIVE PURCHASER



                                                         [Date]

Wilmington Trust Company
Rodney Square North
1100 North Market
Wilmington, Delaware 19890-0001

          In accordance with Section 4.4 of the Owner Trust Agreement, dated as of August 1, 1998 (the "Owner Trust Agreement"), by and among IMH Assets Corp. as depositor (the "Company") and Wilmington Trust Company as owner trustee (the "Owner Trustee") with respect to the Certificates of Beneficial Ownership (the "Owner Trust Certificates"), the undersigned hereby certifies and agrees as follows:

          1. The undersigned is contemplating an investment in the Class [____] Owner Trust Certificates.

          2. The undersigned is requesting the information identified on the schedule attached hereto pursuant to Section 4.4 of the Owner Trust Agreement (the "Information") solely for use in evaluating such possible investment.

          3. In consideration of the Owner Trustee's disclosure to the undersigned of the Information, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in making the investment decision described in paragraphs 1 and 2), and such Information will not, without the prior written consent of the Indenture Trustee, be disclosed by the undersigned or by its officers, directors, partners employees, agents or representatives (collectively, the "Representatives") in any manner whatsoever, in whole or in part.

          4. The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended, or would require registration of any Bond pursuant to Section 5 of the Securities Act.

          5. The undersigned shall be fully liable for any breach of this agreement by itself or any of its Representatives and shall indemnify the Company, the Sellers, the Owner Trustee, the Indenture Trustee and the Grantor Trust Fund for any loss, liability or expense incurred thereby with respect to any such breach by the undersigned or any of its Representatives.

          Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Owner Trust Agreement.

          IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereto by its duly authorized officer, as of the day and year written above.


                                          [PROSPECTIVE PURCHASER]



                                          By:__________________________________
                                          Name:
                                          Title:


         The undersigned is a beneficial owner of Class __ Owner Trust Certificates contemplating a transfer of all or a portion of such Owner Trust Certificates to the prospective purchaser named above.

         [PROSPECTIVE TRANSFEREE]


         By:___________________________
         Name:
         Title: